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                                                                   EXHIBIT 10.19

                              AMENDED AND RESTATED

                         BEARINGPOINT, INC. 401(k) PLAN

                        Effective as of October 23, 2002

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                              AMENDED AND RESTATED

                         BEARINGPOINT, INC. 401(k) PLAN

                                TABLE OF CONTENTS

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
ARTICLE 1    TITLE AND PURPOSE.................................................................1

ARTICLE 2    DEFINITIONS.......................................................................1

ARTICLE 3    PARTICIPATION.....................................................................6

             Section 3.1.  Eligibility for Participation.......................................6

             Section 3.2.  Transfer to Affiliates..............................................7

ARTICLE 4    EMPLOYER CONTRIBUTIONS............................................................7

             Section 4.1.  Salary Reduction Contributions......................................7

             Section 4.2.  Employer Matching Contributions.....................................8

             Section 4.3.  Profit Sharing Contributions........................................9

ARTICLE 5    EMPLOYEE AND ROLLOVER CONTRIBUTIONS...............................................9

             Section 5.1.  Voluntary Contributions.............................................9

             Section 5.2.  Requirements for Rollover Contributions............................10

             Section 5.3.  Delivery of Rollover Contributions.................................10

ARTICLE 6    LIMITATIONS ON CONTRIBUTIONS.....................................................10

             Section 6.1.  Annual Limit on Salary Reduction Contributions.....................10

             Section 6.2.  Maximum Annual Additions Under Section 415 of the Code.............11

             Section 6.3.  Limits on Contributions for Highly Compensated Employees...........13

             Section 6.4.  Other Limitations on Employer Contributions........................19

ARTICLE 7    TRUST AND INVESTMENT FUNDS.......................................................19

             Section 7.1.  Trust..............................................................19

             Section 7.2.  Investment Funds...................................................19

ARTICLE 8    PARTICIPANT ACCOUNTS AND INVESTMENT ELECTIONS....................................20

             Section 8.1.  Participant Accounts and Investment Elections......................20

             Section 8.2.  Allocation of Fluctuation in Value of Investment Fund Assets.......21

             Section 8.3.  Determination of Net Worth of Investment Funds.....................22

             Section 8.4.  Allocations of Contributions Among Participants' Accounts..........22
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
             Section 8.5.  Correction of Error................................................23

ARTICLE 9    WITHDRAWALS, LOANS AND DISTRIBUTIONS.............................................23

             Section 9.1.  Withdrawals Prior to Termination of Employment.....................23

             Section 9.2.  Loans to Participants..............................................26

             Section 9.3.  Distribution upon Termination of Employment........................28

             Section 9.4.  Payment of Small Account Balances..................................30

             Section 9.5.  Direct Rollover Option.............................................31

             Section 9.6.  Designation of Beneficiary.........................................32

             Section 9.7.  Missing Persons....................................................33

             Section 9.8.  Distributions to Minor and Disabled Distributees...................33

ARTICLE 10   SPECIAL PARTICIPATION AND DISTRIBUTION RULES RELATING TO REEMPLOYMENT
                OF TERMINATED EMPLOYEES AND EMPLOYMENT BY RELATED ENTITIES....................33

             Section 10.1.  Change of Employment Status.......................................33

             Section 10.2.  Reemployment of a Terminated Participant..........................34

             Section 10.3.  Employment by Related Entities....................................34

             Section 10.4.  Leased Employees..................................................34

             Section 10.5.  Reemployment of Veterans..........................................35

ARTICLE 11   SHAREHOLDER RIGHTS WITH RESPECT TO COMPANY STOCK.................................36

             Section 11.1.  Voting Shares of Company Stock....................................36

             Section 11.2.  Tender Offers.....................................................37

ARTICLE 12   ADMINISTRATION...................................................................38

             Section 12.1.  The Committee.....................................................38

             Section 12.2.  Claims Procedure..................................................40

             Section 12.3.  Procedures for Domestic Relations Orders..........................41

             Section 12.4.  Information from Participants and Beneficiaries...................41

             Section 12.5.  Notices to Participants, Etc......................................41

             Section 12.6.  Notices to Committee..............................................41

             Section 12.7.  Records...........................................................42

             Section 12.8.  Reports of Trustee and Accounting to Participants.................42

ARTICLE 13   PARTICIPATION BY OTHER EMPLOYERS.................................................42

             Section 13.1.  Adoption of Plan..................................................42
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
             Section 13.2.  Exclusion from Participation......................................42

             Section 13.3.  Company as Agent for Employers....................................42

             Section 13.4.  Successor Employer................................................42

ARTICLE 14   MISCELLANEOUS....................................................................43

             Section 14.1.  Expenses..........................................................43

             Section 14.2.  Non-Assignability.................................................43

             Section 14.3.  Employment Non-Contractual........................................43

             Section 14.4.  Limitation of Rights..............................................43

             Section 14.5.  Merger or Consolidation with Another Plan.........................44

             Section 14.6.  Transfer of Assets from Trust.....................................44

             Section 14.7.  Transfer of Prior Plan Account Balances...........................44

             Section 14.8.  Gender and Plurals................................................44

             Section 14.9.  Applicable Law....................................................45

             Section 14.10. Severability......................................................45

             Section 14.11. No Guarantee......................................................45

             Section 14.12. Plan Voluntary....................................................45

ARTICLE 15   TOP-HEAVY PLAN REQUIREMENTS......................................................45

             Section 15.1.  Top-Heavy Plan Determination......................................45

             Section 15.2.  Definitions and Special Rules.....................................45

             Section 15.3.  Minimum Contribution for Top-Heavy Years..........................48

             Section 15.4.  Special Rules for Applying Statutory Limitations on Benefits......48

ARTICLE 16   AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN AND TERMINATION........................49

             Section 16.1.  Amendment.........................................................49

             Section 16.2.  Establishment of Separate Plan....................................49

             Section 16.3.  Full Vesting upon Termination of Participation or Partial
                               Termination of the Plan........................................50

             Section 16.4.  Distribution upon Termination of the Plan.........................50

             Section 16.5.  Trust Fund to Be Applied Exclusively for Participants and Their
                               Beneficiaries..................................................51
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                                      iii

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                                    ARTICLE 1

                                TITLE AND PURPOSE

          The title of this Plan shall be the "Amended and Restated BearingPoint, Inc. 401(k) Plan" (the "Plan"). This Plan is designated as a "profit sharing plan" within the meaning of section 1.401-1(a)(2)(ii) of the Regulations.

                                    ARTICLE 2

                                   DEFINITIONS

          As used herein, the following words and phrases shall have the following respective meanings when capitalized:

          (1) Account. The aggregate of a Participant's Salary Reduction Account, Matching Account, Profit Sharing Account, Voluntary Contribution Account and Rollover Account, including any loan subaccount established pursuant to Section 9.2.

          (2) Affiliate. (a) A corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision, or (d) any other entity that is required to be aggregated with the Employer pursuant to Regulations promulgated under section 414(o) of the Code.

          (3) Authorized Absence. Absence without pay authorized by an Employer under its then effective personnel policy or special authorization if the Employee's name is retained on the Employer's current payroll records.

          (4) Beneficiary. The person or persons entitled under Section 9.6 to receive benefits in the event of the death of a Participant.

          (5) Code. The Internal Revenue Code of 1986, as amended.

          (6) Committee. The Committee that is appointed by the Company pursuant to Section 12.1 to administer the Plan.

          (7) Company. BearingPoint, Inc., a Delaware corporation, (previously KPMG Consulting, Inc.) and any successor to such corporation that adopts the Plan pursuant to Section 13.4.

          (8) Company Stock. Common stock of the Company.

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          (9) Compensation. The total earnings paid in cash to an Employee by an
     Employer while such person is an Eligible Employee and properly reportable on Form W-2 for a Plan Year including bonuses and overtime, increased by amounts that would have been so paid and reported but for the Employee's election to have his compensation reduced pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code, a cafeteria plan as defined in section 125 of the Code or a qualified transportation fringe under section 132(f) of the Code. An Employee's Compensation in excess of (i) for the Plan Year commencing February 1, 2000, $160,000 (or a pro-rated portion if such Plan Year is less than 12 months) and (ii) for all subsequent Plan Years, the amount prescribed by section 401(a)(17) of the Code (as adjusted for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code), shall not be taken into account for any purposes under the Plan.

          (10) Effective Date. The effective date of the Plan with respect to the Company shall be February 1, 2000, and in the case of any other Employer shall be the effective date as of which the Plan is adopted by such Employer.

          (11) Eligible Employee. Except as provided below, an Employee (i) the terms of whose employment are not subject to a collective bargaining agreement and (ii) who is not a nonresident alien (within the meaning of section 7701(b)(1)(B) of the Code). Notwithstanding the foregoing, an individual shall not be an Eligible Employee (regardless of such individual's status under common law) if such individual (a) is compensated solely by retainer fee or by any form of compensation other than salary, wages, bonuses or profit participation, (b) is on temporary assignment from an Affiliate (c) is a leased employee or (d) performs services for an Employer pursuant to an agreement (written or oral) that classifies such individual as an independent contractor or as an employee of another entity, or that otherwise contains a waiver of participation in this Plan.

          (12) Employee. An individual whose relationship with an Employer is, under common law, that of an employee.

          (13) Employer. The Company and any other entity that, with the consent of the Company, elects to participate in the Plan in the manner described in Section 13.1 and any successor entity that adopts the Plan pursuant to
     Section 13.4. If any such entity withdraws or is excluded from participation in the Plan pursuant to Section 13.2, or terminates its participation in the Plan pursuant to Section 16.4, such entity shall thereupon cease to be an Employer.

          (14) ERISA. The Employee Retirement Income Security Act of 1974, as amended.

          (15) Hours of Service.

          (a)  Each hour for which an Employee:

                                       2

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               (1)  is paid, directly or indirectly, or entitled to payment, for the performance of duties for an Employer during the applicable computation period;

               (2) is paid, directly or indirectly, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, except that:

                    (i) no more than 501 hours shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); and

                    (ii) no credit shall be given for any hour attributable,
                         directly or indirectly, to a payment made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or to reimburse an Employee for medical or medically related expenses incurred by the Employee;

               (3) receives back pay, irrespective of mitigation of damages, under an award or an agreement with an Employer. No hour shall be credited under both this subsection (3) and under subsection (1) or subsection (2), as the case may be. In addition, hours credited under this subsection which are attributable to periods referred to in subsection (2) shall be subject to the limitations set forth in that subsection; and

               (4) is normally scheduled to work during a period when the Employee is absent from employment with an Employer for voluntary or involuntary military service with the armed forces of the United States, provided that such Employee returns to work within 90 days after his discharge date or such longer period of time as may be prescribed by the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA").

          (b) For purposes of this Section, a Participant who is absent from work for maternity or paternity reasons shall receive credit for the hours of service for which he would normally have received credit but for such absence, up to a maximum of 501 hours. An absence from work for maternity or paternity reasons means an unauthorized absence because of the Participant's pregnancy, the birth of a child of the Participant, the placement of a child with the Participant in connection with the Participant's adoption of such

                                       3

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               child, or for purposes of caring for such child immediately following its birth or adoption placement. The computation period to which such hours of service are to be credited shall be:

                    (i) the 12-consecutive-month period beginning on the annual anniversary of the Employee's date of hire in which the absence from work begins if such crediting is necessary to prevent the Participant from incurring a One-Year Break in Service; or

                    (ii) the immediately following 12-consecutive-month period in any other case.

A Participant shall not receive credit for Years of Service for the hours of service credited for maternity or paternity leave for any purpose of the Plan other than determining whether a One-Year Break in Service has occurred. This subsection shall not in any way be deemed to grant any rights to maternity or paternity leave.

For purposes of determining the number of Hours of Service to be credited to an Employee, (i) an Employee who is compensated on an hourly basis shall be credited with hours of service based on records maintained by the Employee's Employer of the actual hours for which the Employee is compensated and (ii) an Employee who is not compensated on an hourly basis shall be credited with 45 Hours of Service for each week for which the Employee would be required to be credited with at least one Hour of Service under Department of Labor Regulation
(S)2530.200b-2. The special rules provided in Department of Labor ("DOL") Regulation section 2530.200b-2(b) and (c) shall be used to determine the number of hours to be credited for periods during which no duties are performed and for back pay awards, and the computation periods to which they are to be credited under subsections (2) and (3).

          (16) Matching Account. The account established pursuant to Section 8.1 to which any employer matching contributions made on behalf of a Participant pursuant to Section 4.2 and earnings (or losses) thereon are credited.

          (17) Military Service. (a) Service on active duty, in time of national or local emergency, in the armed forces of the United States or of any State thereof; (b) service in the armed forces of the United States or of any State thereof under any compulsory service law; or (c) service in the armed forces of the United States or any of its allies in time of war in which the United States is engaged.

          (18) One-Year Break in Service. An eligibility or vesting computation period in which an Employee has not completed more than 500 Hours of Service. Solely for the purpose of determining whether an Employee has incurred a One-Year Break in Service, Hours of Service shall be counted for a temporary leave of absence or a maternity or paternity absence.

          "Temporary leave of absence" means an unpaid temporary cessation from active employment pursuant to a temporary layoff, illness, disability, military service or leave of absence granted under a nondiscriminatory leave policy, whether occasioned by illness, military service, or any other reason.

          A "maternity or paternity absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

          Hours of Service shall be credited for the Plan Year in which the absence from work begins only if credit therefor is necessary to prevent the Employee from incurring a One-Year Break in Service, or, in any other case, in the immediately following Plan Year. The Hours of Service credited for a maternity or paternity absence shall be those which would normally have been credited but for such absence, or, in any case in which the Trustee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a maternity or paternity absence shall not exceed 501.

          (19) Participant. An Eligible Employee who has satisfied the requirements set forth in Article 3. An individual shall cease to be a Participant upon the complete distribution of the Participant's Account under the Plan.

          (20) Plan. The plan herein set forth, as from time to time amended.

          (21) Plan Year. The period commencing on February 1, 2000 and ending on April 30, 2000, and each subsequent 12 consecutive month period beginning on May 1, and ending on the next April 30.

          (22) Prior Plan. The KPMG 401(k) Plan, as in effect on February 1,
     2000.

          (23) Prior Plan Participant. A participant in the KPMG 401(k) Plan who, on the Effective Date, became an Employee of an Employer.

          (24) Profit Sharing Account. The account established pursuant to
     Section 8.1 to which any profit sharing contributions made on behalf of a Participant pursuant to Section 4.3, if any, and any earnings (or losses) thereon are credited.

          (25) Regulations. Written promulgations of the Department of Labor construing Title I of ERISA or the Internal Revenue Service construing the Code.

          (26) Rollover Account. The account established pursuant to Section 8.1 to which a Participant's rollover contributions pursuant to Section 5.2, if any, and any earnings (or losses) thereon are credited.

          (27) Salary Reduction Account. The account established pursuant to
     Section 8.1 to which a Participant's salary reduction contributions and Catch-Up Contributions pursuant to Section 4.1, if any, and any earnings (or losses) thereon are credited.

          (28) Trust. The Trust created by agreement between the Company and the Trustee, as from time to time amended.

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          (29) Trust Fund. All money and property of every kind of the Trust held by the Trustee pursuant to the terms of the agreement governing the Trust.

          (30) Trustee. The trustee provided for in Article 6, or any successor trustee or, if there is more than one trustee acting at any time, all of such trustees collectively.

          (31) Valuation Date. Each day on which the New York Stock Exchange is open for trading.

          (32) Voluntary Contribution Account. The account established pursuant to Section 8.1 to which a Participant's after-tax voluntary employee contributions pursuant to Section 5.1, if any, and any amounts recharacterized as after-tax contributions pursuant to Section 6.3(e)(1)(B) and any earnings (or losses) thereon are credited.

          (33) Year of Service. A twelve (12) consecutive-month period during which an Employee is credited with at least one thousand (1,000) Hours of Service, including periods prior to the effective date of the Plan. For purposes of determining an Employee's eligibility for participation in the Plan and vesting, the initial twelve (12) consecutive-month period shall begin on the first day on which such Employee is credited with an Hour of Service, and subsequent twelve (12) consecutive-month periods shall begin on anniversaries thereof.

          If prior to becoming a Participant, an Employee incurs a One-Year Break in Service and if his number of consecutive One-Year Breaks in Service exceeds the greater of the number of Years of Service he was credited with prior to such Breaks in Service, and five (5), then if he again becomes an Employee, his prior service shall be disregarded, and the initial computation period for determining his eligibility for participation following such One-Year Breaks in Service begin on the date such Employee first completes an Hour of Service following such One-Year Breaks in Service.

          Notwithstanding the foregoing, a Prior Plan Participant's Years of Service shall include Years of Service as determined under the Prior Plan as in effect immediately prior to the Effective Date.

                                    ARTICLE 3

                                  PARTICIPATION

          Section 3.1. Eligibility for Participation. An Eligible Employee who is regularly scheduled to work 1,000 or more Hours of Service in a year shall become a Participant in the Plan as soon as administratively feasible following such Employee's commencement of employment, but in no event later than 30 days after the date on which the Eligible Employee commences employment. Each Eligible Employee regularly scheduled to work less than 1,000 Hours of Service in a year shall become a Participant in the Plan as soon as administratively feasible following the date on which he has completed one Year of Service for eligibility

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purposes but in no event later than 30 days following such date. If such
Employee's work hours are increased to 1,000 or more Hours of Service in a year, he shall become a Participant as soon as administratively feasible following such change in work schedule, but in no event later than 30 days following such change. Notwithstanding the foregoing, each individual who was an Eligible Employee on the Effective Date and who was a Prior Plan Participant immediately before the Effective Date became a Participant in the Plan as of the Effective Date.

          Section 3.2. Transfer to Affiliates. Subject to Section 14.6, if a Participant is transferred from one Employer to another Employer or from an Employer to an Affiliate that is not an Employer, such transfer shall not terminate the Participant's participation in the Plan and such Participant shall continue to participate in the Plan until an event occurs that would have terminated his participation had he continued in the service of an Employer until the occurrence of such event; provided, however, that a Participant shall not be entitled to make salary reduction contributions to the Plan during any period of employment by any Affiliate that is not a participating Employer. Periods of employment with an Affiliate that is not a participating Employer shall be taken into account only to the extent set forth in Section 10.3. Payments received by a Participant from an Affiliate that is not a participating Employer shall not be treated as Compensation for any purposes under the Plan.

                                   ARTICLE 4

                             EMPLOYER CONTRIBUTIONS

          Section 4.1. Salary Reduction Contributions.

          (a) Initial Election. A Participant who is an Eligible Employee may elect to have salary reduction contributions made under the Plan on his behalf by filing a written application with the Participant's Employer, or by enrolling through such other means as the Committee may prescribe, specifying his chosen rate of such contributions, which shall be a whole percentage not less than 1% nor more than 50% of the Participant's Compensation, and specifying the Participant's investment elections as described in Section 8.1(b). The Committee shall prescribe rules regarding the date and time by which any such election must be made in order to be applicable for a particular payroll period. Such election shall authorize the Participant's Employer to reduce the Participant's Compensation by the percentage specified by the Participant in such election.

          Notwithstanding the foregoing, an Eligible Employee who is a Prior Plan Participant immediately before the Effective Date and for whom a salary reduction agreement was then in effect under the Prior Plan shall be deemed to have elected to have salary reduction contributions made on the Employee's behalf as of the Effective Date at a rate equal to the "Prior Deferral Amount" and to have his or her Compensation reduced by such amount. For purposes of this paragraph, the "Prior Deferral Amount" means: (i) in the case of such a Prior Plan Participant who was an employee of KPMG LLP immediately before the Effective Date, the percentage of Compensation specified in such Participant's salary reduction agreement as in effect prior the Effective Date pursuant to
Section 3.03 of the Prior Plan, and (ii) in the case of such a Prior Plan Participant who was a Member of KPMG LLP immediately before the Effective Date, 5% of the Participant's Compensation.

          (b) Changes in the Rate or Suspension of Salary Reduction Contributions. A Participant's salary reduction contributions shall continue in effect at the rate designated or deemed to have been designated by a Participant pursuant to subsection (a) until the Participant changes such designation or suspends such contributions. A Participant may elect to change such designation or suspend contributions as of such time and in such manner as may be prescribed by the Committee. The Committee shall prescribe rules regarding the date and time by which any such election to change or suspend must be made in order to be applicable for a particular payroll period. A Participant who has ceased salary reduction contributions pursuant to this subsection may resume salary reduction contributions by making an election in the time and manner prescribed by the Committee.

          (c) Employer Contributions. Subject to the limitations set forth in
Article 6, each Employer shall contribute on behalf of each Participant who is an Employee of such Employer and who has elected to have salary reduction contributions or Catch-Up Contributions made hereunder an amount equal to the percentage of such Participant's Compensation for each payroll period as designated by the Participant in accordance with his election made pursuant to subsections (a), (b), or (d) of this Section. Salary reduction contributions and Catch-Up Contributions pursuant to this Section shall be delivered to the Trustee during the month, or as soon as practicable (but in no event later than the 15th business day) after the end of the month in which such contribution would otherwise have been paid to the Participant as cash compensation.

          (d) Catch-up Contributions. Effective for Plan Years beginning on or after May 1, 2002, all Employees who are eligible to make salary reduction contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code ("Catch-Up Contributions"). Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of Catch-Up Contributions.

          Section 4.2. Employer Matching Contributions. Subject to the limitations set forth in Article 6, an Employer, in its sole discretion, may elect contribute for each Plan Year on behalf of each Participant who (i) made salary reduction contributions for the Plan Year and (ii) is employed on the last day of such Plan Year, such amount as the Employer may determine. Matching contributions shall be stated as a percentage or percentages of the Participant's salary reduction contributions. The Employer shall designate the percentage or percentages for the Plan Year and may limit the amount or percentage of salary reduction contributions to be matched.

          Employer matching contributions shall be made in cash or in the form of shares of Company Stock, or both, as the case may be. If any such Employer matching contributions are made by the delivery of certificates of shares of Company Stock, such stock shall be valued as of the day preceding the day on which such Employer matching contributions are delivered to the

Trustee at the closing sales price of the Company Stock as reflected on the consolidated tape of the principal exchange on which such stock is traded, or, if there are no sales on such date, the closing sales price on the most recent trading day prior thereto.

          Employer matching contributions for any Plan Year may be delivered to the Trustee in one or more installments, and shall be delivered to the Trustee prior to the due date, including extensions thereof, of the Employer's federal income tax return for the fiscal year of the Employer that ends with or within such Plan Year.

          Section 4.3. Profit Sharing Contributions. Subject to the limitations set forth in Article 6, each Employer, in its sole discretion, may elect to contribute for a Plan Year on behalf of its Eligible Employees who are Participants and who are employed on the last day of such Plan Year such amount as the Company may determine.

          Employer profit sharing contributions for any Plan Year may be delivered to the Trustee in one or more installments, and shall be delivered to the Trustee prior to the due date, including extensions thereof, of the Employer's federal income tax return for the fiscal year of the Employer that ends with or within such Plan Year.

                                    ARTICLE 5

                       EMPLOYEE AND ROLLOVER CONTRIBUTIONS

          Section 5.1. Voluntary Contributions.

          (a) Initial Election. An Eligible Employee may elect, in the same manner and within the same timer periods as set forth in Section 4.1 to make after-tax voluntary contributions under the Plan. The aggregate amount of a Participant's salary reduction contributions and after-tax voluntary contributions for all Plan Years for a Participant shall not exceed 50% of his aggregate Compensation received while a Participant in this Plan, the KPMG 401(k) Plan, and the PMM & Co. Pension Plan for Partners and Employees. After-tax voluntary contributions shall be effected by payroll deductions made each pay period, on an after-tax basis.

          (b) Changes in the Rate or Suspension of After-tax Voluntary Contributions. A Participant's after-tax voluntary contributions shall continue in effect at the rate designated by a Participant pursuant to subsection (a) until the Participant changes such designation or suspends such contributions. A Participant may elect to change such designation or suspend contributions as of such time and in such manner as may be prescribed by the Committee. The Committee shall prescribe rules regarding the date and time by which any such election to change or suspend must be made in order to be applicable for a practical payroll period. A Participant who has ceased after-tax voluntary contributions pursuant to this subsection may resume after-tax voluntary contributions by making an election in the time and manner prescribed by the Committee.

          Section 5.2. Requirements for Rollover Contributions. If a Participant receives an eligible rollover distribution (within the meaning of section 402(c)(4) of the Code) from a qualified trust (within the meaning of section 402(c)(8)(A) of the Code, but excluding a trust which forms part of a plan maintained by an entity with respect to which the Participant is a 5%-owner (within the meaning of section 416(i) of the Code) at the time such distribution is made or at any time during the five Plan Years preceding the Plan Year in which the distribution is made), then such Participant may contribute to this Plan an amount which does not exceed the amount of such eligible rollover distribution. If a Participant receives a distribution or distributions from an individual retirement account (within the meaning of section 408 of the Code) and the amount received represents the entire amount in such account and no amount in such account is attributable to any source other than an eligible rollover distribution and any earnings on such a rollover contribution, then such Participant may contribute to this Plan such distribution or distributions.

          Notwithstanding the foregoing, effective on or after May 1, 2002, the Plan will also accept eligible rollover distributions from a qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions; an annuity contract described in section 403(b) of the Code, excluding after-tax employee contributions; and an eligible plan under section 457(b) of the Code, which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. The Plan will also accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

          Section 5.3. Delivery of Rollover Contributions. Any rollover contribution pursuant to this Section shall be delivered by the Participant to the Committee and by the Committee to the Trustee on or before the 60th day after the day on which the Participant receives the distribution, or on or before such later date as may be prescribed by law. Any such contribution must be accompanied by such information and certifications that the Committee may require. Notwithstanding the foregoing, the Committee shall not accept a rollover contribution if in its judgment accepting such contribution would cause the plan to violate any provision of the Code or Regulations.

                                   ARTICLE 6

                          LIMITATIONS ON CONTRIBUTIONS

          Section 6.1. Annual Limit on Salary Reduction Contributions.

          (a) General Rule. Notwithstanding the provisions of Section 4.1, a Participant's salary reduction contributions made pursuant to such Section for any calendar year shall not exceed (i) for the Plan Year commencing February 1, 2000, $10,000 or (ii) for each subsequent Plan Year, the dollar limit prescribed by section 402(g) of the Code (as adjusted for increases in the cost-of-living in accordance with section 402(g)(4) of the Code), plus any additional salary reduction contributions permitted under Section 4.1(d) and section 414(v) of the Code if applicable.

          (b) Distribution of Excess Salary Reduction Contributions. With respect to any Participant, if for any calendar year the salary reduction contributions to this Plan or the aggregate of salary reduction contributions to this Plan plus amounts contributed under other plans or arrangements described in sections 401(k), 403(b), 408(k) or 408(p) of the Code will exceed the limit imposed by subsection (a) of this Section for the calendar year in which such contributions were made ("excess deferrals"), such Participant shall, pursuant to such rules and at such time following such calendar year as determined by the Committee, be allowed to submit a written request that the excess deferrals, plus any income and minus any loss allocable thereto, be distributed to the Participant. The amount of any income or loss allocable to such excess deferrals shall be determined pursuant to Regulations. Such amount of excess deferrals, as adjusted for income or loss, shall be distributed to the Participant no later than April 15 following the calendar year for which such contributions were made. Notwithstanding the provisions of this paragraph, any such excess deferrals shall be treated as "annual additions" for purposes of Section 6.2 for the limitation year in which such contributions were made. The amount of excess deferrals that may be distributed under this paragraph (b) with respect to a Participant for a taxable year shall be reduced by any amounts previously distributed or recharacterized pursuant to Section 6.3(e) of the Plan with respect to such Participant for the Plan Year beginning with or within such taxable year.

          Section 6.2. Maximum Annual Additions Under Section 415 of the Code. Notwithstanding any other provision of the Plan, the amounts allocated to the Account of each Participant for any limitation year shall be limited so that the aggregate annual additions for such Plan Year to the Participant's Account in this Plan and in all other defined contribution plans in which he is a participant shall not exceed the lesser of:

               (I) $30,000 (as adjusted for increases in the cost-of-living pursuant to section 415(d) of the Code) and

               (II) 25% of the Participant's compensation for such limitation year.

     Effective for limitation years beginning on or after January 1, 2002, the reference to "$30,000" in this Section 6.2 shall be replaced with "$40,000," and the reference to "25%" in this Section 6.2 shall be replaced with "100%", except to the extent permitted under Section 6.1 and section 414(v) of the Code, if applicable. The 100% compensation limit referred to in paragraph (II) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) of the Code or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

     If the annual additions to a Participant's Account exceed the limitations set forth above for any limitation year (I) as a result of a reasonable error in estimating a Participant's annual compensation, (II) as a result of a reasonable error in determining the amount of elective deferrals that may be made by a Participant under section 415 of the Code or (III) under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, the

Committee shall cause to be reduced the amounts to be allocated to such Participant's Account for such year to the extent of the excess in the manner described below:

          (a) first, by reducing the amount of the Participant's after-tax voluntary contributions plus earnings on such contributions;

          (b) second, by reducing the amount of the Participant's salary reduction contributions and corresponding matching contributions allocated to his Account, plus earnings on such contributions; and

          (c) third, by reducing the profit sharing contribution allocated to his Account, plus earnings on such contribution.

Any salary reduction contributions so reduced, plus earnings thereon, shall be distributed to the Participant. Any matching contributions, and profit sharing contributions so reduced shall be held in a segregated suspense account and shall be treated in the next limitation year as Employer matching contributions or profit sharing contributions, as the case may be, thereby reducing amounts actually contributed by the Employers for such year. Upon termination of the Plan, any balance in such suspense account shall be returned to each Employer in the amount determined by the Committee, but only if the allocation upon Plan termination of such amount to Participants would cause all Participants to receive annual additions in excess of the limitations of section 415 of the Code.

          The "annual additions" for a Plan Year to a Participant's Account in this Plan and in any other defined contribution plan is the sum for such limitation year of--

          (i) the amount of Employer contributions (including salary reduction contributions) allocated to such Participant's accounts,

          (ii) the amount of forfeitures allocated to such Participant's accounts,

          (iii) the amount allocated to any individual medical benefit account (as defined in section 415(l) of the Code) maintained on behalf of the Participant, and

          (iv) the amount of contributions by the Participant to any such plan, but excluding any rollover contribution made thereto.

     For purposes of this Section, the "limitation year" shall be the calendar year until December 31, 2002. Effective January 1, 2003, the "limitation year" shall be the period between January 1, 2003 and April 30, 2003. Effective May 1, 2003, the "limitation year" shall be the Plan Year. The terms "compensation," "defined contribution plan," "defined benefit plan" and "year of service" shall have the meanings set forth in section 415 of the Code and the Regulations promulgated thereunder, and a Participant's Employer shall include entities that are members of the same controlled group (within the meaning of section 414(b) of the Code as modified by section 415(h) of the Code) or affiliated service group (within the meaning of section 414(m) of the Code) as his Employer or under common control (within the meaning of section 414(c) of the Code as modified by section 415(h) of the Code) with his Employer or such entities.

     Effective for the limitation year beginning January 1, 2003 and ending April 30, 2003, the amounts allocated to the Account of each Participant for such limitation year shall be limited so that the aggregate annual additions for such limitation year to the Participant's Account in this Plan and in all other defined contribution plans in which he is a participant shall not exceed one-third (1/3) of the lesser of the limits referred to in Paragraphs (I) and
(II) above.

          Section 6.3. Limits on Contributions for Highly Compensated Employees.

          (a) Actual Deferral Percentage Test Imposed by Section 401(k)(3) of the Code. Notwithstanding the provisions of Section 4.1, if the salary reduction contributions made pursuant to such Section for a Plan Year fail to satisfy both of the tests set forth in paragraphs (1) and (2) of this subsection, the adjustments prescribed in paragraph (1) of subsection (e) of this Section shall be made.

          (1) The HCE average deferral percentage does not exceed the product of the NHCE average deferral percentage multiplied by 1.25.

          (2) The HCE average deferral percentage (i) does not exceed the NHCE average deferral percentage by more than two percentage points and (ii) does not exceed two times the NHCE average deferral percentage.

          (b) Actual Contribution Percentage Test Imposed by Section 401(m) of the Code. Notwithstanding the provisions of Sections 5.1 and 4.2, if the after-tax voluntary contributions made pursuant to Section 5.1 and the matching contributions made pursuant to Section 4.2 fail to satisfy both of the tests set forth in paragraphs (1) and (2) of this subsection, the adjustments prescribed in paragraph (2) of subsection (e) of this Section shall be made.

          (1) The HCE average contribution percentage does not exceed the product of the NHCE average contribution percentage multiplied by 1.25.

          (2) The HCE average contribution percentage (i) does not exceed the NHCE average contribution percentage by more than two percentage points and
     (ii) does not exceed two times the NHCE average contribution percentage.

          (c) Aggregate Limit on Contributions. Notwithstanding anything herein to the contrary, if the sum of the HCE average deferral percentage (as determined under paragraph (1) of subsection (e) of this Section after making the adjustments required by such paragraph for the Plan Year) and the HCE average contribution percentage (as determined under paragraph (2) of subsection
(e) of this Section after making the adjustments required by such paragraph for the Plan Year) exceeds, or in the judgment of the Committee is likely to exceed, the aggregate limit for such Plan Year, the adjustments prescribed in paragraph (3) of subsection
(e) of this Section shall be made.

          (d) Definitions and Special Rules. For purposes of this Section, the following definitions and special rules shall apply:

          (1) The "actual deferral percentage test" refers collectively to the tests set forth in paragraphs (1) and (2) of subsection (a) of this Section relating to salary reduction contributions. The actual deferral percentage test shall be satisfied if either of such tests are satisfied.

          (2) The "HCE average deferral percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to make salary reduction contributions for the current Plan Year and who are highly compensated employees for the current Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the salary reduction contributions for the benefit of such Eligible Employee for the current Plan Year (if any) to the total compensation for the current Plan Year paid to such Eligible Employee.

          (3) The "NHCE average deferral percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to make salary reduction contributions for the prior Plan Year and who were not highly compensated employees for the prior Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the salary reduction contributions for the benefit of such Eligible Employee for the prior Plan Year (if any) to the total compensation for the prior Plan Year paid to such Eligible Employee.

          (4) The "actual contribution percentage test" refers collectively to the tests set forth in paragraphs (1) and (2) of subsection (b) of this Section relating to after-tax voluntary contributions and matching contributions. The actual contribution percentage test shall be satisfied if either of such tests are satisfied.

          (5) The "HCE average contribution percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to make after-tax voluntary contributions for the current Plan Year or share in an allocation of matching contributions for the current Plan Year (or both), and who are highly compensated employees for the current Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Employee to the nearest one-hundredth of one percent, of the sum of the after-tax voluntary contributions made by such Eligible Employee for the current Plan Year, the matching contributions made for the benefit of such Eligible Employee for the current Plan Year and, in the Committee's sole discretion, to the extent permitted by Regulations, some or all of the salary reduction contributions made during the current Plan Year for the benefit of such Eligible Employee (if any), to the total compensation for the current Plan Year paid to such Eligible Employee.

          (6) The "NHCE average contribution percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to make after-tax voluntary contributions for the prior Plan Year or share in an allocation of matching contributions for the prior Plan Year (or both), and who were not highly compensated employees for the prior Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the sum of the after-tax voluntary contributions made by such Eligible Employee for the prior Plan Year, the matching contributions made for the benefit of such Eligible Employee for the prior Plan Year and, in the Committee's sole discretion, to the extent permitted by Regulations, some or all of the salary reduction contributions made during the prior Plan Year for the benefit of such Eligible Employee (if any), to the total compensation for the prior Plan Year paid to such Eligible Employee.

          (7) The "aggregate limit" shall equal the greater of (A) the sum of
     (i) 1.25 times the greater of the NHCE average deferral percentage or the NHCE average contribution percentage plus (ii) the lesser of (a) the sum of two percentage points and the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage and (b) 200% of the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage; or (B) the sum of (i) 1.25 times the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage plus (ii) two percentage points plus the greater of (a) the NHCE average deferral percentage or (b) the NHCE average contribution percentage, but not greater than 200% of the greater of (a) and (b) above.

          (8) A "highly compensated employee" is, for a Plan Year, any Employee who is (a) a 5%-owner (as determined under section 416(i) of the Code) at any time during the current Plan Year or the prior Plan Year or (b) was paid compensation in excess of $80,000 (as adjusted for increases in the cost of living in accordance with section 414(q)(1)(B)(ii) of the Code) from an Employer for the prior Plan Year. The Employees taken into account under clause (b) above shall be limited to those Employees who were members of the "top-paid group" (as defined in section 414(q)(3) of the Code) for the prior Plan Year.

          (9) The term "compensation" shall have the meaning set forth in section 414(s) of the Code or, in the discretion of the Committee, any other meaning in accordance with the Code for these purposes.

          (10) If the Employer maintains more than one plan qualified under Code section 401(a), and if the plans are aggregated for purposes of satisfying Code sections 401(a)(4) or 410(b)(1)(A) or (B), all qualified cash or deferred arrangements contained in such plans shall be aggregated for purposes of performing the actual deferral percentage test for salary reduction contributions and all after-tax voluntary contributions and matching contributions made to such plans shall be aggregated for purposes of performing the actual contribution percentage test. If a highly compensated employee participates in more than one plan of the Employer, all salary reduction contributions made by such employee under all such plans shall be aggregated for purposes of performing the actual deferral percentage test and all of the after-tax voluntary contributions and matching contributions made on behalf of such employee under all such plans shall be aggregated for purposes of performing the actual contribution percentage test.

For the initial Plan Year commencing on the Effective Date, for purposes of determining the NHCE average deferral percentage and the NHCE average contribution percentage pursuant to the definitions of such terms contained in paragraphs (3) and (6) of this subsection, respectively, the Committee shall apply such definitions by substituting the phrase "for the Plan Year" for the phrase "for the prior Plan Year" each time such phrase appears therein. For any subsequent Plan Year, the Committee may, to the extent permitted by applicable U.S. Treasury Regulations, elect to apply the definitions contained in paragraphs (3) and (6) of this subsection, respectively, by substituting the phrase "for the Plan Year" for the phrase "for the prior Plan Year" each time such phrase appears in such paragraphs.

          (e) Adjustments to Comply with Limits. This subsection sets forth the adjustments and correction methods which shall be used to comply with the actual deferral percentage test under section 401(k)(3) of the Code, and the actual contribution percentage test under section 401(m) of the Code.

          (1) Adjustments to Comply with Actual Deferral Percentage Test.

          (A) Adjustment to Deferred Compensation Contributions of Highly Compensated Employees. The Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether the actual deferral percentage test is satisfied during a Plan Year, and, if it appears to the Committee that such test will not be satisfied, the Committee shall take such steps as it deems necessary or appropriate to adjust the salary reduction contributions made pursuant to Section 4.1 for all or a portion of such Plan Year on behalf of each Participant who is a highly compensated employee to the extent necessary in order for the actual deferral percentage test to be satisfied. If, as of the end of the Plan Year, the Committee determines that, notwithstanding any adjustments made pursuant to the preceding sentence, the actual deferral percentage test was not satisfied, the Committee shall calculate a total amount by which salary reduction contributions must be reduced in order to satisfy either such test, in the manner prescribed by section 401(k)(8)(B) of the Code (the "excess contributions amount"). The amount to be returned to each Participant who is a highly compensated employee shall be determined by first reducing the salary reduction contributions of each Participant whose actual dollar amount of salary reduction contributions for such Plan Year is highest until such reduced dollar amount equals the next highest actual dollar amount of salary reduction contributions made for such Plan Year on behalf of any highly compensated employee, or until the total reduction equals the excess contributions amount. If further reductions are necessary, then the salary reduction contributions on behalf of each Participant who is a highly compensated employee and whose actual dollar amount of salary reduction contributions made for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess contributions amount.

          (B) Recharacterization, Corrective Distributions and Forfeitures. No later than 2 1/2 months after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Committee shall, in its discretion either
     (i) recharacterize the amount of such reduction as an after-tax voluntary contribution made pursuant to Section 5.1 or (ii) cause to be distributed to each affected Participant (I) the amount of salary reduction contributions to be returned to such Participant pursuant to subparagraph
     (A) above, plus any income and minus any loss allocable thereto, and (II) any corresponding matching contributions in which the Participant would be vested if the Participant terminated employment as of the last day of such Plan Year (or upon the date of the Participant's actual termination of employment, if earlier), plus any income and minus any loss allocable thereto and any corresponding matching contributions in which the Participant would not have been vested shall be forfeited. The amount of any income or loss allocable to any such reductions to be so distributed or forfeited, including income or loss attributable to the gap period (as defined in Regulations), shall be determined pursuant to applicable Regulations. The amount of salary reduction contributions to be distributed to a Participant hereunder shall be reduced by any excess deferrals previously distributed to such Participant pursuant to Section 6.1 in order to comply with the limitations of section 402(g) of the Code. The unadjusted amount of any such reductions so distributed shall be treated as "annual additions" for purposes of Section 6.2 relating to the limitations under section 415 of the Code.

          (2)  Adjustments to Comply with Actual Contribution Percentage Test.

          (A) Adjustment to Matching Contributions of Highly Compensated Employees. If, as of the end of the Plan Year, after taking into account the distribution and forfeiture of matching contributions made on behalf of highly compensated employees pursuant to subparagraph (1)(B) above, the Committee determines that the actual contribution percentage test was not satisfied, the Committee shall calculate a total amount by which after-tax voluntary contributions and matching contributions made pursuant to Sections 5.1 and 4.2, respectively, must be reduced in order to satisfy such test, in the manner prescribed by section 401(m)(6)(B) of the Code (the "excess aggregate contributions amount"). The amount to be reduced with respect to each Participant who is a highly compensated employee shall be determined by first reducing the after-tax voluntary contributions and matching contributions for each Participant whose actual dollar amount of after-tax voluntary contributions and matching contributions for such Plan Year is highest until the such reduced dollar amount equals the next highest actual dollar amount of after-tax voluntary contributions and matching contributions made for such Plan Year on behalf of any highly compensated employee, or until the total reduction equals the excess aggregate contributions amount. If further reductions are necessary, then such after-tax voluntary contributions and matching contributions on behalf of each Participant who is a highly compensated employee and whose actual dollar amount of after-tax voluntary contributions and matching contributions made for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess aggregate contributions amount. Any reductions prescribed by this subparagraph shall be applied first to after-tax voluntary contributions made by a Participant and after such contributions (if any) have been exhausted, next to the matching contributions made on the Participant's behalf.

          (B) Corrective Distributions and Forfeitures. No later than 2 1/2 months after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Committee shall cause to be distributed to the Participant such after-tax voluntary contributions made by such Participant, and if applicable, such matching contributions in which the Participant would have been vested had the Participant terminated employment as of the last day of such Plan Year (or on the date of the Participant's actual termination of employment, if earlier), plus any income and minus any loss allocable thereto. Any such matching contributions in which the Participant would not have been vested shall be forfeited. The amount of any income or loss allocable to any such reductions to be so distributed or forfeited, including income or loss attributable to the gap period (as defined in Regulations), shall be determined pursuant to applicable Regulations. The unadjusted amount of any such reductions so distributed or forfeited shall be treated as "annual additions" for purposes of Section 6.2 relating to the limitations under section 415 of the Code.

          (3) Adjustments to Comply with the Aggregate Limit. If, after making the adjustments required by paragraphs (1) and (2) of this subsection for a Plan Year, the Committee determines that the sum of the HCE average deferral percentage and the HCE average contribution percentage exceeds the aggregate limit for such Plan Year, the Committee shall within 2 1/2 months after the close of such Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year) adjust the salary reduction contributions made pursuant to Section 4.1 for such Plan Year on behalf of each Participant who is a highly compensated employee to the extent necessary to eliminate such excess. For purposes of the preceding sentence, the HCE average deferral percentage and HCE average contribution percentage shall be equal to the highest deferral percentage and contribution percentage permissible in determining the excess contributions amount under section 401(k)(8)(B) of the Code pursuant to paragraph (1) above, and the excess aggregate contributions amount under section 401(m)(6)(B) of the Code pursuant to paragraph (2) above, respectively. Such adjustment shall be effected in the same manner described in paragraph (1) of this subsection relating to reductions made to satisfy the actual deferral percentage test. In the event that further reductions are necessary, the Committee shall adjust the after-tax voluntary contributions and matching contributions made pursuant to Sections 5.1 and 4.2, respectively for such Plan Year on behalf of each Participant who is a highly compensated employee to the extent necessary to eliminate such excess. Such adjustment shall be effected in the same manner described in paragraph (2) of this subsection relating to reductions made to satisfy the actual contribution percentage test. For Plan Years beginning on or after May 1, 2002, this paragraph (3) of this Section 6.3(e) shall cease to apply.

          Section 6.4. Other Limitations on Employer Contributions. The contributions of an Employer for any Plan Year shall not exceed the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes for the fiscal year of such Employer that ends with or within such Plan Year.

          Any contribution made by an Employer by reason of a good faith mistake of fact, or the portion of any contribution made by an Employer that exceeds the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes by reason of a good faith mistake in determining the maximum allowable deduction, shall upon the request of such Employer be returned by the Trustee to the Employer. An Employer's request and the return of any such contribution must be made within one year after such contribution was mistakenly made or after the deduction of such excess portion of such contribution was disallowed, as the case may be. The amount to be returned to an Employer pursuant to this paragraph shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the Employer of the amount attributable to the mistaken contribution would cause the balance of any Participant's account as of the date such amount is to be returned (determined as if such date coincided with the close of a Plan Year) to be reduced to less than what would have been the balance of such account as of such date had the mistaken amount not been contributed, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                   ARTICLE 7

                           TRUST AND INVESTMENT FUNDS

          Section 7.1. Trust. A Trust shall be created by the execution of a trust agreement between the Company (acting on behalf of the Employers) and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the trust agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Committee directs in accordance with the Plan.

          Section 7.2. Investment Funds.

          (a) In General. The Committee shall cause the Trustee to establish and maintain two or more separate investment funds exclusively for the collective investment and reinvestment of amounts credited to Participants' Accounts, as directed by the Participants. Additional investment funds may be established as determined by the Committee from time to time, in its sole discretion. To the extent permitted by the Committee, a Participant may also elect to invest his Accounts, in whole or in part, in individual securities and other investment vehicles according to the terms of the agreement with the Plan's service provider or a brokerage account approved by the Committee.

          (b) Company Stock Fund. In addition to the investment funds established pursuant to subsection (a), the Committee may, at such time as it shall determine, cause the Trustee to establish, operate and maintain a Company Stock Fund. The assets of the Company Stock Fund shall be invested primarily in shares of Company Stock and short-term liquid investments in a commingled money market fund maintained by the Trustee, to the extent determined by the Trustee to be necessary to satisfy such fund's cash needs. Each Participant's proportional interest in the Company Stock Fund shall be represented by units of participation, each such unit representing a proportionate interest in all the assets of such fund.

                                   ARTICLE 8

                              PARTICIPANT ACCOUNTS
                            AND INVESTMENT ELECTIONS

          Section 8.1. Participant Accounts and Investment Elections.

          (a) Separate Accounts. The Committee shall establish and maintain, or cause the Trustee or such other agent as the Committee may select to establish and maintain, a separate Account for each Participant. Such Accounts shall be solely for accounting purposes, and no segregation of assets of the Trust among the separate Accounts shall be required. Each Account shall consist of the following:

          (i) if salary reduction contributions or Catch-Up Contributions are being made or have been made for a Participant, a Salary Reduction Account,

          (ii) if matching contributions are made or have been made for a Participant, a Matching Account,

          (iii) if profit sharing contributions are made or have been allocated to a Participant, a Profit Sharing Account,

          (iv) if a Participant makes or has made after-tax voluntary contributions pursuant to Section 5.1, a Voluntary Contributions Account; and

          (v) if a Participant makes a rollover contribution to the Plan, a Rollover Account.

          The Committee shall establish and maintain, or cause the Trustee or such other agent as the Committee may select to establish and maintain, investment subaccounts with respect to each such investment fund to which amounts contributed under the Plan shall be credited according to each Participant's investment elections pursuant to subsections (b) and (c) of this Section, including any loan subaccount established pursuant to Section 9.2. All such subaccounts shall be for accounting purposes only, and there shall be no segregation of assets within the investment funds among the separate subaccounts.

          (b) Investment Election. Each Participant shall make an investment election that shall apply to the investment of contributions to be made on his behalf (other than employer matching contributions made in the form of shares of Company Stock, as described in Section 4.2) pursuant to Article 4 or 5 and any earnings on such contributions. Such election shall specify that such contributions be invested either (i) wholly in one of the funds maintained or employed by the Trustee pursuant to subsection (a) or (ii) divided among such funds in multiples established by the Committee from time to time. Separate investment elections with respect to different types of contributions shall not be made. During any period in which no direction as to the investment of a Participant's account is on file with the Committee, contributions made by him or on his behalf to the Plan shall be invested in such manner as the Committee shall determine.

          To the extent necessary to comply with federal securities laws and Company policies regarding ownership of Company Stock as in effect from time to time, the Committee shall prescribe rules limiting Participants' rights to direct investment of their Plan Accounts in the Company Stock Fund.

          (c) Change of Investment Election. A Participant may elect to change his investment election at such intervals as may be determined by the Committee, but not less frequently than once during each calendar quarter. Such change shall be limited to the investment choices then maintained or employed by the Trustee pursuant to Section 8.1(a). A change in investment election made pursuant to this Section shall apply to existing Accounts, contributions made on behalf of or by the Participant under Article 4 or Article 5 after such change, or to both. Any such change shall specify that such Accounts or contributions be invested either (i) wholly in one of the funds maintained pursuant to subsection
(a) or (ii) divided among such funds in multiples established by the Committee from time to time. A Participant's change of investment election must be made by providing a written direction to the Committee or through such other means as may be prescribed by the Committee. The Committee shall prescribe rules regarding the time by which such an election must be made in order to be effective for a particular Valuation Date.

          (d) Matching Account. Notwithstanding any provision of this Section to the contrary, the portion of a Participant's Matching Account attributable to matching contributions made in the form of shares of Company Stock shall be initially invested in the Company Stock Fund.

          Section 8.2. Allocation of Fluctuation in Value of Investment Fund Assets. In the event that contributions, income and losses are not otherwise specifically allocated to Participant accounts by the Trustee or at its direction as soon as practicable after each Valuation Date, the net worth of each investment fund as of such Valuation Date shall be determined. If the net worth of such investment fund so determined is more or less than the total of
(a) all balances credited as of such Valuation Date to the subaccounts of Participants invested in the investment fund as of such Valuation Date who are Participants as of such Valuation Date, and (b) the balances of the subaccounts of persons invested in the investment fund as of such Valuation Date whose service has terminated prior to the Valuation Date for which the allocation is being made, the amount of any excess or deficiency shall be prorated and credited or charged to such subaccounts proportionally to the balances of such subaccounts as of the preceding Valuation Date after making all allocations for such preceding Valuation Date prescribed by this Article and increasing each subaccount by a percentage of the contributions made after such preceding Valuation Date and allocable to such subaccount pursuant to this Section and decreasing each such subaccount by a percentage of any distributions from such subaccount during such period (but not less than zero), all of such increases and decreases to be made in such manner as the Committee determines in its discretion to be necessary to provide an equitable allocation of any change in the value of the adjusted net worth of the Trust Fund with respect to the period subsequent to such preceding Valuation Date for which such contributions and distributions were credited or debited to each such subaccount. Such allocations shall be made as of each Valuation Date.

          Section 8.3. Determination of Net Worth of Investment Funds.

          (a) In General. The net worth of an investment fund as of any Valuation Date shall be the fair market value of all assets (including any uninvested cash) held by such investment fund, as determined by the Trustee on the basis of such evidence and information as it may deem pertinent and reliable, reduced by any liabilities other than Participants' Accounts.

          (b) Company Stock Fund. As soon as practicable after the close of business on each Valuation Date, the Committee shall cause the Trustee to determine the value of the Company Stock Fund on such Valuation Date in the manner prescribed in subsection (a) of this Section, and the value so determined shall be divided by the total number of participating units allocated to the investment fund subaccounts of each Participant. The resulting quotient shall be the value of a participating unit in the Company Stock Fund as of such Valuation Date and shall constitute the "price" of a participating unit as of such Valuation Date. Participating units shall be credited, at the price so determined, to the investment fund subaccounts of Participants with respect to moneys contributed or transferred to such subaccounts on their behalf on such Valuation Date. The value of all participating units credited to Participants' investment fund subaccounts shall be redetermined in a similar manner as of each Valuation Date.

          Section 8.4. Allocations of Contributions Among Participants'
Accounts.

          (a) Allocation of Salary Reduction Contributions and Catch-up Contributions. Salary reduction contributions and Catch-Up Contributions made pursuant to Section 4.1 shall be allocated to the Salary Reduction Account of each Participant for whom such contributions are made as soon as practicable after the Valuation Date coinciding with or next following the date on which such contribution is delivered to the Trustee and shall be credited to such Participant's account as of such Valuation Date.

          (b) Allocation of Matching Contributions. Employer matching contributions made pursuant to Section 4.2 for a Plan Year shall be allocated to the Matching Account of each Participant for whom such contributions are made as soon as practicable after the close of the Plan Year for which the contribution is made or as of such other date as the Committee may determine and shall be credited to the Participant's Matching Account as of the Valuation Date coinciding with or next following the date on which such contribution is delivered to the Trustee.

          (c) Allocation of Profit Sharing Contributions. Employer profit sharing contributions made pursuant to Section 4.3 for a Plan Year shall be allocated to the Profit Sharing Account of each Participant for whom such contributions are made as soon as practicable after the close of the Plan Year for which the contribution is made and shall be credited to Participants' Profit Sharing Accounts as of the Valuation Date coinciding with or next following the date on which such contribution is delivered to the Trustee. The allocation of Employer profit sharing contributions made pursuant to Section 4.3 for a Plan Year to eligible Participants shall be made in the same proportion that each eligible Participant's Compensation bears to the total Compensation during the Plan Year of all eligible Participants.

          (d) Allocation of Voluntary Contributions. Voluntary contributions made pursuant to Section 5.1 shall be allocated to the Voluntary Contribution Account of each Participant for whom such contributions are made as soon as practicable after the Valuation Date coinciding with or next following the date on which such contribution is delivered to the Trustee and shall be credited to such Participant's account as of such Valuation Date.

          (e) Allocation of Rollover Contributions. Rollover contributions made pursuant to Article 5 shall be allocated to the Rollover Account of each Participant who makes such a contribution as soon as practicable after the Valuation Date coinciding with or next following the date on which such contribution is delivered to the Trustee and shall be credited to such Participant's account as of such Valuation Date.

          (f) Forfeitures. As of the end of each Plan Year, after making the adjustments described in Section 8.3, forfeitures arising under this Plan shall be applied to fund Employer matching contributions.

          Section 8.5. Correction of Error. If it comes to the attention of the Committee that an error has been made in any of the allocations prescribed by this Article 8, appropriate adjustment shall be made to the accounts of all Participants and designated Beneficiaries that are affected by such error, except that no adjustment need be made with respect to any Participant or Beneficiary whose account has been distributed in full prior to the discovery of such error.

                                   ARTICLE 9

                      WITHDRAWALS, LOANS AND DISTRIBUTIONS

          Section 9.1. Withdrawals Prior to Termination of Employment.

          (a) Withdrawals After Age 59 1/2. A Participant who has attained age 59 1/2 may request the Committee to distribute all or any portion of such Participant's Account to the extent such Account is vested as of any Valuation Date.

          (b) Hardship Withdrawals. A Participant who is an Employee may withdraw as of any Valuation Date all or a portion of the balance of his Salary Reduction Account only if the Participant has incurred a financial hardship. The determination of the existence of financial hardship and the amount required to be distributed to satisfy the need created by the hardship will be made by the Committee in a uniform and non-discriminatory manner according to the following rules:

          (1) A financial hardship shall be deemed to exist if the Participant certifies to the Committee that the financial need is on account of:

               (A) expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code;

               (B) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

               (C) payment of tuition, room and board expenses, and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, the Participant's children, or any dependents of the Participant (as so defined); or

               (D) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure of the mortgage on that residence.

          (2) A Participant shall be required to certify to the Committee on a form prescribed by the Committee both the reason for the financial need and that such need cannot be satisfied from sources other than a withdrawal from the Participant's accounts. The Participant shall be required to submit any additional supporting documentation as may be requested by the Committee.

          (3) A distribution shall be treated as necessary to satisfy a financial need if the Participant certifies to the Committee (and if the Committee has no reason to believe that such certification is inaccurate) that such hardship cannot be relieved by or through:

               (A) reimbursement or compensation by insurance or otherwise, or

               (B) reasonable liquidation of the Participant's assets (including for this purpose assets of the Participant's spouse and minor children that are reasonably available to the Participant), to the extent such liquidation would not itself cause an immediate and heavy financial need, or

               (C) other distributions or nontaxable (at the time of the loan) loans from plans maintained by an Employer or by another employer, or by borrowing from commercial sources on reasonable commercial terms.

          (4) The Participant's Salary Reduction Account, elective deferrals and contributions, and employee contributions under all other plans maintained by the Employer (within the meaning of Treasury Regulation section 1.401(k)-1(d)(2)(iv)(B)(4)) will be suspended for six (6) months after receipt of the hardship withdrawal.

          (5) Notwithstanding anything to the contrary, earnings credited to a Participant's Salary Reduction Account attributable to periods after 1988 shall not be available for withdrawal pursuant to this subsection. Furthermore, the amount available for withdrawal pursuant to this subsection shall be reduced by the amount of any loan outstanding made pursuant to Section 9.2, and no withdrawal pursuant to this subsection shall be permitted to the extent that such withdrawal would cause the aggregate amount of such loan outstanding to exceed the limits described in
     Section 9.2.

          (c) Withdrawal of Matching Account. A Participant who is credited with at least 5 Years of Service may make a withdrawal up to an amount equal to the balance of his Matching Account, regardless of his age.

          (d) Other Withdrawals. A Participant may withdraw as of any Valuation Date an amount from his Voluntary Contribution Account and his Rollover Account and an amount from his vested Matching Account that is not greater than the balance of such account as of the date of such withdrawal less the amount of contributions allocated to such account within the twenty-four month period preceding the date of such withdrawal.

          (e) Distributions After Age 70 1/2. A Participant who has attained age 70 1/2 and who is a 5%-owner (within the meaning of section 416(i) of the Code) in the calendar year in which the Participant attains age 70 1/2, shall commence distribution of such Participant's Account no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Such distributions shall be in the time, and in the minimum amount, prescribed by section 401(a)(9) of the Code and Regulations.

          (f) Miscellaneous Rules. Any amounts withdrawn pursuant to this Section shall be charged to the Participant's Accounts in the following order, as applicable:

     (i) the Participant's Voluntary Contribution Account, to the extent thereof, then
     (ii) the Participant's Rollover Account, to the extent thereof, then
     (iii) the Participant's Salary Reduction Account, to the extent thereof, then
     (iv) the Participant's Matching Account, to the extent thereof, then
     (v)  the Participant's Profit Sharing Account, to the extent thereof.

          A Participant may request a withdrawal pursuant to this Section in the manner prescribed by the Committee, subject to such uniform limitation as may be prescribed by the Committee on the frequency of withdrawals. The Committee shall prescribe uniform rules which shall govern the administrative aspects of withdrawals such as the minimum amounts that may be withdrawn (if such minimum does not exceed $1,000), the manner pursuant to which such withdrawals are processed, the manner in which withdrawals are charged to a Participant's investment subaccounts, and the Valuation Date on which a Participant's Account shall be valued for purposes of calculating such a withdrawal. All withdrawals made pursuant to this

Section shall be paid in cash; provided that, with respect to the portion of any such withdrawal from the Participant's Account that is credited to the Company Stock Fund, the Participant shall be provided with the opportunity to elect to receive such portion in the form of shares of Company Stock (with cash in lieu of any fractional shares).

          Section 9.2. Loans to Participants.

          (a) Making of Loans. Subject to the restrictions set forth in this Section any Participant who is an Employee may request, in the manner prescribed by the Committee, to borrow funds from the Plan. The principal balance of such loan shall not exceed the lesser of (i) 50% of the balance of the Participant's Salary Reduction Account, Rollover Account and the vested portion of his Matching Account as of the Valuation Date coinciding with or immediately preceding the day on which the loan is made, and (ii) $50,000, reduced by the excess, if any, of the highest outstanding loan balance of the Participant under all plans maintained by the Employer during the period of time beginning one year and one day prior to the date such loan is to be made and ending on the date such loan is to be made over the outstanding balance of loans from all such plans on the date on which such loan was made. No loans shall be made from a Participant's Profit Sharing Account or Voluntary Contribution Account.

          (b) Conditions for Loans. Amounts equal to any loan made pursuant to this Section shall be transferred first from the Participant's nonforfeitable interest in his Matching Account, then from his Salary Reduction Account to the extent thereof, then from his Rollover Account, if any, to the extent thereof. Amounts so transferred from a Participant's Account shall be debited pro rata from the investment subaccounts of such account. Any loan approved by the Committee pursuant to the preceding paragraph (a) shall be made only upon the following terms and conditions:

          (1) The period for repayment of the loan shall be determined by the Participant within guidelines prescribed by the Committee, but such period shall not exceed five years from the date of the loan; provided, however, that if the purpose of the loan as determined by the Committee is to acquire any dwelling unit that within a reasonable time is to be used as the principal residence of the Participant, then such period for repayment shall not exceed 20 years. Any loan may be prepaid, without penalty, by delivery to the Committee of cash in an amount equal to the entire unpaid balance of such loan. Any loan shall be due in full upon termination of employment.

          (2) No loan shall be made unless the Participant consents to have such loan repaid in substantially equal installments deducted from the regular payments of the Participant's compensation during the term of the loan.

          (3) Each loan shall be evidenced by the Participant's collateral promissory note for the amount of the loan, with interest, payable to the order of the Trustee, and shall be secured by an assignment of a portion of the Participant's account balances under the Plan equal to the initial principal amount of such loan and such other collateral as required by the Committee.

          (4) Each loan shall bear a fixed interest rate equal to the prime rate as published in the Wall Street Journal on the first business day of the calendar quarter during which the Participant initiates the loan, plus 1% (or such other rate prescribed by the Committee commensurate with the interest rate then being charged by persons in the business of lending money in the area for loans made under similar circumstances).

          (5) The Committee may, in its sole discretion, restrict the amount to be disbursed pursuant to any loan request to the extent it deems necessary to take into account any fluctuations in the value of a Participant's accounts since the Valuation Date immediately preceding the date on which such loan is to be made.

          (6) The Committee shall, in its discretion, cause a charge as an expense to the accounts of any Participant receiving a loan any reasonable administrative fee for processing or annual maintenance of such loan.

          If any loan or portion of a loan made to a Participant under the Plan, together with the accrued interest thereon, is in default, the Trustees shall take appropriate steps to collect on the note and foreclose on the security. The Committee shall prescribe uniform rules regarding the circumstances under which a Participant's loan will be considered in "default" for this purpose, in a manner consistent with Regulations. Except as may be provided below, upon a Participant's termination of employment, any loan which is outstanding shall become immediately payable in full. If the Participant fails to repay such loan it shall be deemed in default and the Plan Administrator shall treat such default as a taxable event to the Participant, issue the appropriate reporting to the tax authorities and charge such unpaid amount to the Participant's accounts after all other adjustments required under the Plan, but before any distribution pursuant to Section 9.3.

          (c) Applicability. The provisions of this Section shall apply to any person who is a Participant but who is not an Employee and any Beneficiary of a deceased Participant if such Participant or Beneficiary is a "party in interest" as defined in section 3(14) of ERISA. The grant of a loan pursuant to this Section and the terms and conditions thereof shall apply to any such Participant or Beneficiary in the same manner as to a Participant who is an Employee, except that the requirements of Section 9.2(b)(2) shall be met with respect to each such Participant and Beneficiary if such Participant or Beneficiary consents to have such loan repaid in substantially equal installments as determined by the Committee, but not less frequently than quarterly.

          (d) Loan Subaccount. The Committee shall cause to be established and maintained a loan subaccount for the receipt of amounts transferred from a Participant's Account pursuant to this Section. Appropriate accounting entries reflecting such transfers shall be concurrent with the disbursement to the Participant of amounts borrowed. A repayment of interest or principal received in respect of amounts borrowed by a Participant shall be credited to the loan subaccount of such Participant as soon as practicable after such repayment is delivered to the Trustee. The Committee shall then cause to be credited such repayments to the Participant's Salary Reduction Account, Rollover Account and Matching Account in the same proportion as such accounts were charged with the loan. Repayments so allocated to a Participant shall then be allocated among such Participant's investment fund subaccounts in accordance with such Participant's investment direction in effect at the time that such repayments are credited to the Participant's accounts.

          Section 9.3. Distribution upon Termination of Employment.

          (a) Vesting.

          (1) Termination of Employment Entitling Participant to Full Vesting. A Participant's entire Account shall be fully vested if the Participant's employment terminates:

          (i) on account of the Participant's retirement on or after age 62,

          (ii) on account of the Participant's total and permanent disability of a character which prevents the Participant, in the judgment of the Committee corroborated in writing by a licensed physician, from performing his usual duties for his Employer,

          (iii) on account of the Participant's death, or

          (iv) after completion of at least five Years of Service.

If a Participant's employment terminates under any circumstance other than those listed above, vesting of the Participant's Account shall be determined pursuant to paragraph (2) below.

          (2) Other Termination of Employment. If a Participant's employment terminates under circumstances other than those described in paragraph (1) above, the Participant shall be fully vested in the entire balance of the Participant's Salary Reduction Account, Rollover Account, and Voluntary Contribution Account, and shall be vested in a percentage of the value of his Matching Account and Profit Sharing Account determined by reference to the number of the Participant's Years of Service, in accordance with the following schedule:

                                                          Percentage of Value of
                                                            Matching and Profit
     Years of Service                                        Sharing Accounts
     ----------------                                     ----------------------
     less than 2 Years of Service                                    0%
     2 Years of Service                                             25%
     3 Years of Service                                             50%
     4 Years of Service                                             75%
     5 or more Years of Service                                    100%.

          The vesting schedule described above in this paragraph (2) shall only apply to Participants who perform an Hour of Service on or after May 1, 2002. Any participant who does not perform an Hour of Service on or after May 1, 2002 shall be vested in a percentage of the value of his Matching Account and Profit Sharing Account determined by reference to the number of the Participant's Years of Service, in accordance with the following schedule:

                                                          Percentage of Value of
                                                            Matching and Profit
     Years of Service                                        Sharing Accounts
     ----------------                                     ----------------------
     less than 5 Years of Service                                    0%
     5 or more Years of Service                                    100%.

          (3) Time of Forfeiture. Upon the earlier of (i) the date on which a Participant receives a distribution of his vested Account balance pursuant to this Section and (ii) the date on which the Participant incurs five consecutive One-Year Break in Service, the portion of the Participant's Matching Account and Profit Sharing Account that is not vested (if any) shall be credited to a special forfeiture account established on behalf of such Participant. Such credit shall occur as of the Valuation Date as of which the adjusted balance is determined, and such account shall not be taken into account in determining, nor participate in, the allocations prescribed by Article 8.

          (a) Time of Distribution. A Participant or Beneficiary shall be entitled to a distribution of his vested Account as soon as administratively practicable after the date of the Participant's termination of employment, or, subject to Section 9.4, may defer distribution to a later date; provided, however, that:

          (i) in the case of a distribution to the Participant, distribution shall be made or shall commence no later than the 60th day after the calendar year that contains the later of the Participant's 62nd birthday and the date of the Participant's termination of employment, unless the Participant makes an affirmative election to defer commencement of distribution to a later date which in no event shall be later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2;

          (ii) in the case of a distribution to a Beneficiary who is a person or entity other than the Participant's spouse, distribution shall be made in a lump sum no later than December 31 of the calendar year that contains the fifth anniversary of the Participant's death, or shall be paid in installments commencing no later than December 31 of the calendar year containing the first anniversary of the date of the Participant's death;

          (iii) in the case of a distribution to a Beneficiary who is the Participant's spouse, distribution shall made or shall commence no later than December 31 of the calendar year in which the Participant would have attained age 70 1/2 (or, if later, December 31 of the calendar year containing the first anniversary of the Participant's death).

          (b) Form of Distribution.

          (1) Distribution to Participant. In the case of distribution to the Participant, distribution of the Participant's Account shall be in one of the following forms, as elected by the Participant, subject to Section 9.7:

          (i) Lump Sum. A single sum payment of the Participant's entire
     Account.

          (ii) Monthly Installments. Payment of the Account in a series of monthly installments of approximately equal amounts over a period elected by the distributee not longer than the joint life expectancy of the Participant and his Beneficiary or, in the case of a distributee other than the Participant, the life expectancy of the distributee. If the Participant's Beneficiary is an individual or entity other than the Participant's spouse, the present value (as determined by the Committee) of the installments expected to be paid to the Participant shall not be less than 50% of the balance of his Account at the time distributions hereunder shall commence, and, to the extent required by law, shall comply with the incidental benefit requirement of section 401(a)(9) of the Code. The amount of the installment payments made to a distributee shall be adjusted on a regular periodic basis by the Committee to take into account the investment performance of the Participant's Account. The Committee shall prescribe rules regarding the manner in which each payment is charged against the Participant's investment subaccounts.

A Participant's election from among the foregoing forms of benefit shall be subject to the election procedures described in Section 9.7.

          (2) Distribution to Beneficiary. In the case of distribution to a Participant's Beneficiary after the Participant's death, the Beneficiary shall be entitled to elect either the lump sum or installment options described in clauses (i) and (ii) of the preceding paragraph. In the event payments had commenced to the Participant under this Section prior to the date of his death, payments must continue to be paid at least as rapidly as the method in which payments were being made as of the date of the Participant's death.

          (c) Medium of Distribution. All distributions made under this Section shall be made in cash; provided that, in the case of a Participant who elects a lump sum distribution under this Section, the Participant can elect to have the portion of his Account invested in the Company Stock Fund distributed in the form of shares of Company Stock (with cash in lieu of fractional shares).

          (d) Default. If Participant fails to make an election with respect to distribution of his account balance, distribution shall commence in the forms of a single cash lump sum payment as soon as practicable after the end of the Plan Year in which the Participant attains age 62 (or the Plan Year in which the Participant terminates employment, if later).

          Section 9.4. Payment of Small Account Balances. Notwithstanding any provision of Section 9.3 to the contrary, if the balance of the Participant's Account to be distributed upon the Participant's termination of employment or death does not exceed $5,000 (or such other amount prescribed by section 411(a)(11) of the Code), such amount shall be distributed as soon as practicable after the Participant's termination of employment or death in the form of a single lump sum cash payment to the Participant or his Beneficiary, as the case may be. For purposes of determining whether the balance of a Participant's Account exceeds $5,000 for purposes of this Section 9.4, such Account balance shall be determined without regard to that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code.

          Section 9.5. Direct Rollover Option.

          (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Notwithstanding the foregoing, a distribute shall not be entitled to elect to have an eligible rollover distribution transferred pursuant to this Section if
(i) the total of all eligible rollover distributions with respect to such distributee for the Plan Year is not reasonably expected to equal at least $200 or (ii) the amount to be so transferred is less than the total of any such distribution unless such amount equals at least $500.

          (b) Definitions.

               (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); the portion of any distribution that is made pursuant to Code section 401(k)(2)(i)(B)(IV); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Effective January 1, 2002, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

               (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. Effective January 1, 2002, an eligible retirement plan shall also mean an annuity contract described in Code section 403(b) and an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of an eligible retirement plan, as effective January 1, 2002, shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p).

               (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

               (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

          Section 9.6. Designation of Beneficiary. Each Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively and that may be an entity other than a natural person) to receive any distribution to be made under this Article upon the death of such Participant or, in the case of a Participant who dies subsequent to termination of his employment but prior to the distribution of the entire amount to which he is entitled under the Plan, any undistributed balance to which such Participant would have been entitled; provided, however, that no such designation (or change thereof) shall be effective if the Participant was married through the one-year period ending on the date of the Participant's death unless such designation (or change thereof) was consented to at the time of such designation (or change thereof) by the person who was the Participant's spouse during such period, in writing, acknowledging the effect of such consent and witnessed by a notary public or a Plan representative, or it is established to the satisfaction of the Committee that such consent could not be obtained because the Participant's spouse cannot be located or such other circumstances as may be prescribed in Regulations. Subject to the preceding sentence, a Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change therein shall be made in the form prescribed by the Committee and shall be filed with the Committee. If (i) no Beneficiary has been named by a deceased Participant,
(ii) such designation is not effective pursuant to the proviso contained in the first sentence of this section, or (iii) the designated Beneficiary has predeceased the Participant, any undistributed balance of the deceased Participant shall be distributed by the Trustee at the direction of the Committee (a) to the surviving spouse of such deceased Participant, if any, or
(b) if there is no surviving spouse, to the executor or administrator of the estate of such deceased Participant. The marriage of a Participant shall be deemed to revoke any prior designation of a Beneficiary made by him effective upon the first anniversary of such marriage and a divorce shall be deemed to revoke any prior designation of the Participant's divorced spouse if written evidence of such marriage or divorce shall be received by the Committee before distribution shall have been made in accordance with such designation.

          Notwithstanding the foregoing, for purposes of this Section 9.6, a Prior Plan Participant's beneficiary designation as in effect immediately prior to the Effective Date pursuant to Section 12.06 of the Prior Plan, shall remain in effect until such Participant cancels or changes such designation, as described above.

          Section 9.7. Missing Persons. If within a period of three years following the death or other termination of employment of any Participant the Committee in the exercise of reasonable diligence has been unable to locate the person or persons entitled to benefits under this Article, the rights of such person or persons shall be forfeited, and, subject to the following sentence, the balance of the Participant's Account shall be forfeited; provided, however, that the Plan shall reinstate and pay to such person or persons the amount so forfeited upon a claim for such amount made by such person or persons. The amount to be so reinstated shall be obtained from the total amount that shall have been forfeited pursuant to this Section 9.7 during the Plan Year that the claim for such forfeited benefit is made. If the amount to be reinstated exceeds the amount of such forfeitures, the Employer in respect of whose Employee the claim for forfeited benefit is made shall make a contribution in an amount equal to the remainder of such excess.

          Section 9.8. Distributions to Minor and Disabled Distributees. Any distribution under this Article that is payable to a distributee who is a minor or to a distributee who has been legally determined to be unable to manage his affairs by reason of illness or mental incompetency may be made to, or for the benefit of, any such distributee at such time consistent with the provisions of
Section 9.3 and in such of the following ways as the legal representative of such distributee shall direct: (a) directly to any such minor distributee if, in the opinion of such legal representative, he is able to manage his affairs, (b) to such legal representative, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor distributee, or (d) as otherwise directed by such legal determination. Neither the Committee nor the Trustee shall be required to oversee the application by any third party other than the legal representative of a distributee of any distribution made to or for the benefit of such distributee pursuant to this Section.

                                   ARTICLE 10

                     SPECIAL PARTICIPATION AND DISTRIBUTION
                        RULES RELATING TO REEMPLOYMENT OF
                            TERMINATED EMPLOYEES AND
                         EMPLOYMENT BY RELATED ENTITIES

          Section 10.1. Change of Employment Status. If an Employee who is not a Participant becomes eligible to participate because of a change in his employment status to that of an Eligible Employee, such Employee shall become a Participant as soon as administratively feasible thereafter, but in no event later than 30 days following the date of such change.

          Section 10.2. Reemployment of a Terminated Participant. If a terminated Participant is reemployed, the Participant shall again become a Participant as soon as administratively feasible following the date of such reemployment, but in no event later than 30 days following the date of such reemployment; provided that, if the Participant terminates employment and is reemployed in the same Plan Year, the Participant's Compensation earned during the previous period of employment shall be disregarded in determining the allocation of contributions to which he is entitled for the Plan Year, if any, under the profit sharing feature of the Plan under Section 4.3. If such a terminated Participant is entitled to receive installment payments pursuant to
Section 9.3, such payments shall be suspended.

          If a terminated Participant is reemployed prior to incurring five consecutive Break in Service years, thereafter completes a Year of Service before incurring five One-Year Breaks in Service and, at or after his termination of employment, any portion of his Account was forfeited pursuant to
Section 9.3(a) but such Participant did not receive a lump sum distribution pursuant to Article 9, then an amount equal to the portion of his Account that was forfeited shall be credited to his Account as of the close of the Plan Year in which he completes such Year of Service. If upon his termination of employment any such Participant received a lump sum distribution and a portion of the Participant's Account was forfeited pursuant to Section 9.3(a), then he shall have the right to pay an amount equal to such lump sum distribution to the Trust. If the Participant makes such a payment, then an amount equal to the portion of his Account that was forfeited pursuant to Section 9.3(a) shall be credited along with the amount of such payment to his Account as of the close of the Plan Year in which such payment is made. Any such payment must be made by the earlier of the close of the Plan Year in which falls the fifth anniversary of the Participant's date of reemployment. If pursuant to this paragraph the forfeited portion of a Participant's Matching Account or Profit Sharing Account is to be restored, the amount restored shall be obtained from the total amount that has been forfeited pursuant to this Section 10.2 during the Plan Year in which such Participant is reemployed or the Plan Year in which such Participant makes the payment set forth above, as the case may be, from the Matching Accounts or Profit Sharing Accounts of Participants employed by the same Employer as the reemployed Participant. If the aggregate amount to be so restored to the accounts of Participants who are employees of a particular Employer exceeds the amount of such forfeitures, such Employer shall make a contribution in an amount equal to such excess. Any such contribution shall be made without regard to whether or not the limitations set forth in Section 6.4 will be exceeded by such contribution.

          Section 10.3. Employment by Related Entities. If an individual is employed by an Affiliate, then any period of such employment shall be taken into account solely for the purposes of (i) determining the individual's Years of Service and (ii) determining when such individual has terminated his employment for purposes of Article 9, to the same extent it would have been had such period of employment been as an Employee of an Employer. An individual shall not be permitted to make contributions or share in allocations of Employer contributions for any period of employment with an entity other than an Employer.

          Section 10.4. Leased Employees. If an individual who performed services as a "leased employee" of an Employer or an Affiliate becomes an Employee, or if an Employee becomes such a leased employee, then any period during which such services were so performed shall be taken into account solely for the purposes of (i) determining the individual's Years of Service and (ii) determining when such individual has terminated his employment for purposes of Article 9, to the same extent it would have been had such period of employment been as an Employee. A "leased employee" is any person who is not a common-law employee of the Employer or an Affiliate and who provides services to the Employer or an Affiliate if:

          (a) Such services are provided pursuant to an agreement between the Employer or an Affiliate and any leasing organization;

          (b) Such person has performed such services for the Employer or an Affiliate on a substantially full-time basis for a period of at least one year; and

          (c) Such services are performed under the primary direction or control of the Employer or an Affiliate.

     Notwithstanding the foregoing, a person shall not be deemed to be a leased employee if he is covered by a plan maintained by the leasing organization and leased employees (as determined without regard to this paragraph) do not comprise more than 20% of the Employer's non-highly compensated workforce. Such a plan must be a money purchase pension plan providing for nonintegrated employer contributions of 10% of compensation and also providing for immediate participation and vesting.

          Section 10.5. Reemployment of Veterans. The provisions of this Section shall apply in the case of the reemployment by an Employer of an Eligible Employee, within the period prescribed by laws relating to the rights of reemployed veterans, after the Employee's completion of a period of qualified military service (as defined in section 414(u)(5) of the Code). The provisions of this Section are intended to provide such Employees with the rights required by section 414(u) of the Code, and shall be interpreted in accordance with such intent.

          (a) Make Up of Salary Deferral Contributions. Such Employee shall be entitled to make contributions under the Plan ("make up deferrals"), in addition to any salary reduction contributions which the Employee elects to have made under the Plan pursuant to Section 4.1. From time to time while employed by an Employer, such Employee may elect to contribute such make up deferrals during the period beginning on the date of such Employee's reemployment and ending on the earlier of:

          (i) the end of the period equal to the product of three and such Employee's period of qualified military service, and

          (ii) the fifth anniversary of the date of such reemployment.

Such Employee shall not be permitted to contribute make up deferrals to the Plan in excess of the amount which the Employee could have elected to have made under the Plan in the form of salary reduction contributions if the Employee had continued in employment with his Employer during such period of qualified military service. The manner in which an Eligible Employee may elect to contribute make up deferrals pursuant to this subsection (a) shall be prescribed by the Committee.

          (b) Make Up of Matching Contributions. An Eligible Employee who contributes make up deferrals as described in subsection (a) shall be entitled to an allocation of matching contributions ("make up matching contributions") in an amount equal to the amount of matching contributions that would have been allocated to the Matching Account of such Eligible Employee under the Plan if such make up deferrals had been made in the form of salary reduction contributions during the period of such Employee's qualified military service (as determined pursuant to section 414(u) of the Code). The Eligible Employee's Employer shall make a special contribution which shall be utilized solely for purposes of such allocation.

          (c) Make Up Profit Sharing Contributions. An Eligible Employee shall be entitled to an allocation of profit sharing contributions for any Plan Year during which he is in qualified military service if the Eligible Employee would have satisfied the service requirements entitling him to share in an allocation, but for the qualified military service (based on the Eligible Employee's work schedule as in effect on the date such military service began, as determined by the Committee). The Eligible Employee's Employer shall make a special contribution which shall be utilized solely for purposes of such allocation.

For purposes of determining the amount of contributions to be made under this Section, an Eligible Employee's "Compensation" during any period of qualified military service shall be determined in accordance with section 414(u) of the Code. Any contributions made by an Eligible Employee or an Employer pursuant to this Section on account of a period of qualified military service in a prior Plan Year shall not be subject to the limitations prescribed by Section 6.1, 6.2 and 6.4 of the Plan (relating to sections 402(g), 415, and 404 of the Code) for the Plan Year in which such contributions are made. The Plan shall not be treated as failing to satisfy the nondiscrimination rules of Section 6.3 of the Plan (relating to sections 401(k)(3) and 401(m) of the Code) for any Plan Year solely on account of any make up contributions made by an Eligible Employee or an Employer pursuant to this Section.

                                   ARTICLE 11

                SHAREHOLDER RIGHTS WITH RESPECT TO COMPANY STOCK

          Section 11.1. Voting Shares of Company Stock. Each Participant (or Beneficiary) shall be entitled to give voting instructions, in the time and manner prescribed by the Trustee, with respect to the number of shares of Company Stock represented by the units allocated to his Account representing the proportional interest in the Company Stock Fund of such Participant (or Beneficiary), if any. The Trustee shall vote, in person or by proxy, such shares according to the voting instructions of Participants (or Beneficiaries) which have been timely submitted to the Trustee. To the extent permitted by law, the Trustee shall vote the shares of Company Stock credited to Participants' (or Beneficiaries') accounts with respect to which the Trustee does not timely receive voting instructions and shares of Company Stock that are not allocated to Participants' (or Beneficiaries') accounts (if any), in the same proportion by which the Trustee votes shares of Company Stock for which instructions are timely received.

          Written notice of any meeting of shareholders of the Company and a request for voting instructions shall be given by the Trustee, at such time and in such manner as the Trustee shall determine to each Participant (or Beneficiary) entitled to give instructions for voting shares of Company Stock at such meeting. The Committee shall establish and pay for a means by which such voting instructions can expeditiously be delivered to the Trustee. All such individual instructions shall be confidential and shall not be disclosed to any person, including any Employer.

          Section 11.2. Tender Offers.

          (a) Rights of Participants. In the event a tender offer is made generally to the shareholders of the Company to transfer all or a portion of their shares of Company Stock in return for valuable consideration, including, but not limited to, offers regulated by section 14(d) of the Securities Exchange Act of 1934, as amended, the Trustee shall respond to such tender offer in respect of shares of Company Stock held by the Trustee in the Company Stock Fund in accordance with instructions obtained from Participants (or Beneficiaries). Each Participant (or Beneficiary) shall be entitled to instruct the Trustee regarding how to respond to any such tender offer with respect to (i) the number of shares of Company Stock represented by the units of interest in the Company Stock Fund then allocated to his Account and (ii) a pro rata portion of the unallocated shares of Company Stock (if any). Each Participant (or Beneficiary) who does not provide timely instructions to the Trustee shall be presumed to have directed the Trustee not to tender shares of Company Stock allocated to his Account. A Participant (or Beneficiary) shall not be limited in the number of instructions to tender or withdraw from tender which he can give, but a Participant (or Beneficiary) shall not have the right to give instructions to tender or withdraw from tender after a reasonable time established by the Trustee pursuant to subsection (c) below. For purposes of this Section, the shares of Company Stock held in the Company Stock Fund shall be treated as allocated to the accounts of Participants in proportion to their respective interests in the Company Stock Fund as of the immediately preceding record date for ownership of Company Stock for stockholders entitled to tender. The Committee may direct the Trustee to make a special valuation of the Company Stock Fund in connection with such tender or exchange offer. If, for any reason, there are any shares of Company Stock held in the Company Stock Fund which are not allocated to the accounts of Participants at the applicable time, the Trustee shall respond to such tender or exchange offer with respect to such unallocated shares by tendering or exchanging unallocated shares in the same proportion as the allocated shares held under the Company Stock Fund for which directions were received from Participants are tendered or exchanged, and by not tendering or exchanging the balance of such unallocated shares, and the Trustee shall have no discretion in such matter.

          (b) Duties of the Company. Within a reasonable time after the commencement of a tender offer, the Company shall cause the Trustee to provide to each Participant or Beneficiary, as the case may be:

          (i) the offer to purchase as distributed by the offeror to the shareholders of the Company,

          (ii) a statement of the shares of Company Stock represented by the units of interest in the Company Stock Fund allocated to his Account, and

          (iii) directions as to the means by which instructions with respect to the tender offer can be given.

          The Company shall establish and pay for a means by which instructions with respect to a tender offer can expeditiously be delivered to the Trustee. All such individual instructions shall be confidential and shall not be disclosed to any person, including any Employer. The Company at its election may engage an agent to receive such instructions and transmit them to the Trustee.

          For purposes of allocating the proceeds of any sale or exchange pursuant to a tender offer, the Trustee shall then treat as having been sold or exchanged from each of the individual accounts of Participants (and Beneficiaries) who provided timely directions to the Trustee under this Section that number of shares of Company Stock represented by units in the Company Stock Fund (if any) subject to such directions and the proceeds of such sale or exchange shall be allocated accordingly. Any proceeds from the sale or exchange of shares of Company Stock credited to Participants' (or Beneficiaries') Accounts shall be invested in a commingled fund maintained by the Trustee designated to hold such amounts pending investment instructions from the Participants (and Beneficiaries) or the Committee, as the case may be.

          (c) Duties of the Trustee. The Trustee shall follow the instructions of the Participants (and Beneficiaries) with respect to the tender offer as transmitted to the Trustee. The Trustee may establish a reasonable time, taking into account the time restrictions of the tender offer, after which it shall not accept instructions of Participants (or Beneficiaries).

                                   ARTICLE 12

                                 ADMINISTRATION

          Section 12.1. The Committee.

          (a) The Company shall appoint a committee consisting of three or more members that shall be known as the Committee. The Committee shall be the "administrator" of the Plan within the meaning of such term as used in ERISA and, except for duties specifically vested in the Trustee, shall be responsible for the administration of the provisions of the Plan. Subject to the following paragraph, the Company and the Committee shall each be a "named fiduciary" within the meaning of such term as used in ERISA. Notwithstanding the foregoing, the Company may, in its discretion, delegate all or a portion of the responsibility for the administration of the provisions of the Plan to such individual or group of individuals (the "Special Committee") for such period of time as the Company deems appropriate. Such delegation shall be set forth in writing by the Company and agreed to by the Special Committee. The Special Committee shall be a "named fiduciary" with respect to the portion of the responsibility for Plan administration as set forth in the written delegation. On and after the delegation of authority to a Special Committee, and until such time as the Company revokes such delegation, the Company, the Committee and any other named fiduciary with respect to the Plan, shall have no liability for the acts (or failure to act) of the Special Committee except to the extent of its co-fiduciary duty under ERISA.

          (b) The Company shall have the right at any time, with or without cause, to remove the members of the Committee. In addition, any member of the Committee may resign and such resignation shall be effective upon delivery of the written resignation to the Company. Upon the resignation, removal or failure or inability for any reason of any member of the Committee to act hereunder, the Company shall appoint a successor member of the Committee to the extent necessary to satisfy the minimum number of Committee members. Any successor members of the Committee shall have all the rights, privileges and duties of the predecessor, but shall not be held accountable for the acts of the predecessor.

          (c) Any member of the Committee may, but need not, be an employee, director, officer or shareholder of an Employer and such status shall not disqualify him from taking any action hereunder or render him accountable for any distribution or other material advantage received by him under the Plan, provided that no member of the Committee who is a Participant shall take part in any action of the Committee or any matter involving solely his rights under the Plan.

          (d) Promptly after the appointment of the members of the Committee and from time to time thereafter, and promptly after the appointment of any successor member of the Committee, the Trustee shall be notified as to the names of the persons appointed initially and as successor members of the Committee by delivery to the Trustee of a written notice of such appointment.

          (e) The Committee shall have the duty and authority to, in its sole discretion, interpret and construe the Plan in regard to all questions of eligibility, the status and rights of Participants, distributees and other persons under the Plan, and the manner, time, and amount of payment of any distribution under the Plan. Each Employer shall, from time to time, upon request of the Committee, furnish to the Committee such data and information as the Committee shall require in the performance of its duties. All determinations and actions of the Committee shall be final, conclusive and binding upon all affected parties, to the maximum extent permitted by law except that the Committee may revoke or modify a determination or action that the Committee determines to have been made in error.

          (f) The Committee shall direct the Trustee to make payments of amounts to be distributed from the Trust under Article 9.

          (g) The Committee shall supervise the collection of Participants' contributions made pursuant to Article 5 and the delivery of such contributions to the Trustee.

          (h) The members of the Committee may allocate their responsibilities and may designate any person, partnership or corporation to carry out any of their responsibilities with respect to administration of the Plan. Any such allocation or designation shall be reduced to writing and such writing shall be kept with the records of the Plan.

          (i) The Committee may act at a meeting, or by writing without a meeting, by the vote or written assent of a majority of its members. The Committee shall elect one of its members as secretary and keep the Trustee advised of the identity of the member holding that office. The secretary shall be the Plan's agent for service of legal process, keep records of all meetings of the Committee, and forward all necessary communications to the Trustee. The secretary, or an officer of the Company so designated by the Committee, shall have the authority to execute all instruments or documents necessary or appropriate to carry out the actions and decisions of the Committee, and any person may rely upon any such instrument or document so executed as such evidence. The Committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.

          (j) The members of the Committee shall discharge their duties with respect to the Plan (A) solely in the interest of the Participants and Beneficiaries, (B) for the exclusive purpose of providing benefits to Employees participating in the Plan and their Beneficiaries and of defraying reasonable expenses of administering the Plan and (C) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Employers hereby jointly and severally indemnify the members of the Committee and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences result from their own willful misconduct.

          (k) The members of the Committee may not receive any compensation or fee for services as members of the Committee unless otherwise agreed between the members of the Committee and the Employers. The Employers shall reimburse the members of the Committee for any necessary expenditures incurred in the discharge of their duties as members of the Committee.

          (l) The Committee may employ such counsel (who may be counsel for an Employer) and agents and may arrange for such clerical and other services as it may require in carrying out the provisions of the Plan.

          Section 12.2. Claims Procedure. If any Participant or distributee believes he is entitled to benefits in an amount greater than those which he is receiving or has received, he may file a claim with the Committee. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The Committee shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of its decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the decision of the Committee with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the Plan. The Committee shall also advise the claimant that he or his duly authorized representative may request a review of the denial by filing with the Committee within 60 days after notice of the denial has been received by claimant, a written request for such review. The claimant shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the Committee within the same 60-day period. If a request is so filed, review of the denial shall be made by the Committee within, unless special circumstances require an extension of time, 60 days after receipt of such request, and the claimant shall be given written notice of the Committee's final decision. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the Committee's final decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.

          Section 12.3. Procedures for Domestic Relations Orders. If the Committee receives any written judgment, decree or order (including approval of a property settlement agreement) pursuant to the domestic relations or community property laws of any state relating to the provision of child support, alimony or marital property rights of a spouse, former spouse, child or other dependent of a Participant and purporting to provide for the payment of all or a portion of the Participant's benefit under the Plan to or on behalf of one or more of such persons (such judgment, decree or order being hereinafter called a "domestic relations order"), the Committee shall determine whether such order constitutes a "qualified domestic relations order," as defined in Section 14.2(b), and shall notify the Participant and each payee named in such order in writing of its determination. The Committee shall adopt procedures relating to its review of any such domestic relations order, in accordance with section 414(p) of the Code and section 206(d)(3) of ERISA.

          Section 12.4. Information from Participants and Beneficiaries. Each Participant and Beneficiary shall furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorization to obtain information, and other information as the Committee may deem appropriate for the proper administration of the Plan.

          Section 12.5. Notices to Participants, Etc. All notices, reports and statements given, made, delivered or transmitted to a Participant or distributee or any other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to the Participant or distributee or such other person at the address last appearing on the records of the Committee. A Participant or distributee or other person may record any change of his address from time to time by written notice filed with the Committee.

          Section 12.6. Notices to Committee. Written directions, notices and other written or electronic communications from Participants or distributees or any other person entitled to or claiming benefits under the Plan to the Committee shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be prescribed by the Committee for the giving of such directions, notices and other communications or, in the case of written directions, when mailed by first class mail with postage prepaid and addressed to the addressee at the address specified upon such forms.

          Section 12.7. Records. The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.

          Section 12.8. Reports of Trustee and Accounting to Participants. The Committee shall keep on file, in such form as it shall deem convenient and proper, all reports concerning the Trust Fund received by it from the Trustee, and the Committee shall, as soon as possible after the close of each Plan Year, advise each Participant and Beneficiary of the balance credited to any Account for his benefit as of the close of such Plan Year pursuant to Article 7 hereof.

                                   ARTICLE 13

                        PARTICIPATION BY OTHER EMPLOYERS

          Section 13.1. Adoption of Plan. With the consent of the Company, any entity may become a participating Employer under the Plan by (a) taking such action as shall be necessary to adopt the Plan and (b) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan and Trust into effect with respect to such entity, as prescribed by the Company.

          Section 13.2. Exclusion from Participation. The Company may, by written instrument, exclude an Employer from continued participation in the Plan. An entity that is an Employer may withdraw from participation in the Plan at any time by taking appropriate action as prescribed by the Company. Upon the effective date of an entity's exclusion or withdrawal from participation in the Plan pursuant to this Section, such entity shall thereupon cease to be an Employer.

          Section 13.3. Company as Agent for Employers. Each entity which becomes a participating Employer pursuant to Section 13.1 or Section 13.4 by so doing shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Company to act as such agent shall continue until such Employer is excluded or withdraws from the Plan.

          Section 13.4. Successor Employer. In the event that any Employer is reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another corporation other than an Employer succeeds to all or substantially all of such Employer's business, and such successor corporation is an Affiliate, such successor corporation automatically shall be substituted for such Employer under the Plan, unless such Employer or successor corporation is removed by the Company or withdraws from participation in the Plan as an Employer.

                                   ARTICLE 14

                                  MISCELLANEOUS

          Section 14.1. Expenses. All costs and expenses incurred in administering the Plan and the Trust, including the expenses of the Committee, the fees of counsel and any agents for the Committee, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid under the direction of the Committee to the extent such expenses are not paid by the Employers. The Company, in its sole discretion, having regard to the nature of a particular expense, shall determine the portion of such expense that is to be borne by the Employer.

          Section 14.2. Non-Assignability.

          (a) In General. It is a condition of the Plan, and all rights of each Participant and Beneficiary shall be subject thereto, that no right or interest of any Participant or Beneficiary in the Plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and any attempt to do so shall be void, and no right or interest of any Participant or Beneficiary in the Plan shall be liable for, or subject to, any obligation or liability of such Participant or Beneficiary, including claims for alimony or the support of any spouse, except as provided below or as otherwise required by law. The provisions of this subsection (a) shall not preclude distributions made by the Trustee in accordance with any judgment, decree, order or settlement as permitted under Code section 401(a)(13)(C).

          (b) Exception for Qualified Domestic Relations Orders. Notwithstanding any provision of the Plan to the contrary, if a Participant's Account under the Plan, or any portion thereof, is the subject of one or more qualified domestic relations orders, as defined below, such account balance or portion thereof shall be paid to the person and at the time and in the manner specified in any such order. For purposes of this subsection, "qualified domestic relations order" shall have the meaning set forth in section 414(p) of the Code and section 206(d)(3) of ERISA. The Committee may adopt rules and procedures for purposes of determining whether an order is a "qualified domestic relations order" under the Code and ERISA, and is consistent with the terms of the Plan and the administration thereof. For purposes of this Plan, payment of an assigned benefit pursuant to a domestic relations order may commence as soon as administratively practicable after such order is determined by the Committee to constitute a "qualified domestic relations order" under section 414(p) of the Code and section 206(d)(3) of ERISA, if the terms of the order so provide.

          Section 14.3. Employment Non-Contractual. The Plan confers no right upon an Employee to continue in employment.

          Section 14.4. Limitation of Rights. The Employers do not guarantee or promise to pay or to cause to be paid any of the benefits provided by the Plan. A Participant or distributee shall have no right, title or claim in or to any specific asset of the Trust Fund, but shall have the right only to distributions from the Trust Fund on the terms and conditions herein provided.

          Section 14.5. Merger or Consolidation with Another Plan. A merger or consolidation with, or transfer of assets or liabilities to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each Participant, distributee, Beneficiary or other person entitled to receive benefits from the Plan would, if the Plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if the Plan were to terminate immediately before the merger, consolidation, or transfer.

          Section 14.6. Transfer of Assets from Trust. The Committee may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer, an Affiliate, or the employer or employers of a former Participant or Participants, without regard to whether such Participants would otherwise be entitled to receive a distribution under
Section 9.3 of the Plan, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code. In the case of a Participant who transfers employment to an Affiliate that maintains a plan with a cash or deferred arrangement, which is qualified under section 401(a) of the Code, such Participant's Account shall be transfered to such plan as soon as administratively practicable following the date of such Participant's transfer of employment.

          Section 14.7. Transfer of Prior Plan Account Balances. This Plan shall accept a transfer of assets from the trust funding the Prior Plan with respect to the Prior Plan Participants. A Prior Plan Participant's account under the Prior Plan shall be administered under this Plan as follows:

          (a) A Participant's Elective Contribution Account under the Prior Plan shall be credited to the Participant's Salary Reduction Account.

          (b) A Participant's Company Contributions Account under the Prior Plan shall be credited to the Participant's Matching Account.

          (c) A Participant's Company Special Account under the Prior Plan shall be credited to the Participant's Profit Sharing Account.

          (d) A Participant's Voluntary Contribution Account under the Prior Plan shall be credited to the Participant's Voluntary Contribution Account.

          (e) A Participant's Rollover Account under the Prior Plan shall be credited to the Participant's Rollover Account.

          Section 14.8. Gender and Plurals. Wherever used in the Plan, words in the masculine gender shall include masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.

          Section 14.9. Applicable Law. The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of New York to the extent such laws have not been preempted by applicable federal law.

          Section 14.10. Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

          Section 14.11. No Guarantee. Neither the Committee, the Employers, nor the Trustee in any way guarantees the Trust from loss or depreciation nor the payment of any money that may be or become due to any person from the Trust Fund. Nothing herein contained shall be deemed to give any Participant, distributee, or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and the Trust agreement.

          Section 14.12. Plan Voluntary. Although it is intended that the Plan shall be continued and that contributions shall be made as herein provided, the Plan is entirely voluntary on the part of the Employers and the continuance of the Plan and the payment of contributions hereunder are not to be regarded as contractual obligations of the Employers.

                                   ARTICLE 15

                           TOP-HEAVY PLAN REQUIREMENTS

          Section 15.1. Top-Heavy Plan Determination. If as of the determination date (as hereinafter defined) for any Plan Year (a) the sum of the account balances under the Plan and all other defined contribution plans in the aggregation group (as defined below) and (b) the present value of accrued benefits under all defined benefit plans in such aggregation group of all Participants in such plans who are key employees (as defined below) for such Plan Year exceeds 60% of the aggregate of the account balances and present value of accrued benefits of all Participants in such plans as of the determination date (as hereinafter defined), then the Plan shall be a top-heavy plan for such Plan Year, and the requirements of Sections 15.3 and 15.4 shall be applicable for such Plan Year as of the first day thereof. If the Plan is a top-heavy plan for any Plan Year and is not a top-heavy plan for any subsequent Plan Year, the requirements of this Article 15 shall not be applicable for such subsequent Plan Year except to the extent provided in Section 15.4.

          Section 15.2. Definitions and Special Rules.

          (a) Definitions. For purposes of this Article 15, the following definitions shall apply:

          (1) Determination Date. The determination date for all plans in the aggregation group shall be the last day of the preceding Plan Year, and the valuation date applicable to a determination date shall be (i) in the case of a defined contribution plan, the date as of which account balances are determined that coincides with or immediately precedes the determination date, and (ii) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the Plan Year that includes the determination date is prepared, except that if any such plan specifies a different determination or valuation date, such different date shall be used with respect to such plan.

          (2) Aggregation Group. The aggregation group shall consist of (a) each plan of an Employer in which a key Employee is a Participant, (b) each other plan that enables such a plan to be qualified under section 401(a) of the Code, and (c) any other plans of an Employer that the Company designates as part of the aggregation group.

          (3) Key Employee. An Employee, former Employee, or Beneficiary who, at any time during the Plan Year or during any of the four preceding Plan Years, is or was (a) an officer of an Employer whose annual Section 415 Compensation from the Employer exceeds 50% of the amount described in Code section 415(b)(1)(A), as adjusted; (b) one of the ten Employees who own (or are considered as owning, within the meaning of Code section 318) at least 0.5% and the largest interests in an Employer and whose annual Section 415 Compensation from the Employer exceeds $30,000 (as that amount may be adjusted under Code section 415(c)(1)(A)); (c) a 5% Owner; or (d) a 1% owner of an Employer whose annual Section 415 Compensation from the Employer exceeds $150,000. "Key Employee" shall also include the Beneficiary of a deceased Key Employee, as described above. The determination of Key Employee status shall be made in accordance with Code section 416, and the number of persons who are considered Key Employees shall be limited as provided under that section. A "Non-Key Employee" is any Employee or former Employee who is not a Key Employee.

          Notwithstanding the foregoing, effective for Plan Years beginning on or after January 1, 2002, a "Key Employee" is any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the determination date, was (i) an officer of the Employer or a Related Company having annual Section 415 Compensation greater than $130,000 (as adjusted under Code section 416(i)(1) for Plan Years beginning after December 31, 2002), (ii) a 5% Owner of the Employer or a Related Company, or (iii) a 1% owner of the Employer or a Related Company having annual Section 415 Compensation of more than $150,000. "Key Employee" shall also include the Beneficiary of a deceased Key Employee, as described above. A "Non-Key Employee" is any Employee or former Employee who is not a Key Employee. The determination of who is a Key Employee shall be made in accordance with Code section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

          (4) Compensation. An Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan). "Compensation" does not include:

               (i) Contributions made by the Employer (other than Salary Reduction Contributions) to a plan of deferred compensation to the extent that the contributions are not includible in the Employee's gross income for the taxable year in which they are contributed.

               (ii) Amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

               (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

               (iv) Other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

               Effective for Plan Years beginning after December 31, 1997, Compensation includes any elective deferral (as defined in Code section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code sections 125 or 457. The amount of annual Compensation may not exceed $170,000, or an adjusted amount determined pursuant to Code section 401(a)(17) or 415(d). Effective for Plan Years beginning on or after January 1, 2002, the reference to "$170,000" in the preceding sentence shall be replaced with "$200,000."

               Effective for Plan Years beginning after December 31, 2000, Compensation shall include elective amounts that are not includible in the gross income of the Employee by reason of Code section 132(f)(4).

          (b) Special Rules. For the purpose of determining the accrued benefit or account balance of a Participant, the accrued benefit or account balance of any person who has not performed services for an Employer at any time during the five-year period ending on the determination date shall not be taken into account pursuant to this Section, and any person who received a distribution from a plan (including a plan that has terminated) in the aggregation group during the five-year period ending on the last day of the preceding Plan Year shall be treated as a participant in such plan, and any such distribution shall be included in such Participant's account balance or accrued benefit, as the case may be.

          Notwithstanding the foregoing, effective for Plan Years beginning on or after May 1, 2002, the account balance of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the one-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period." The accrued benefits and accounts of any individual who has not performed services for the Employer during the one-year period ending on the determination date shall not be taken into account.

          Section 15.3. Minimum Contribution for Top-Heavy Years. Notwithstanding any provision of the Plan to the contrary, the sum of the Employer contributions under Article 4 (other than salary reduction contributions) allocated during any Plan Year to the accounts of each Participant (other than a key employee) during any Plan Year for which the Plan is a top-heavy plan shall in no event be less than the lesser of (i) 3% of such Participant's Compensation during such Plan Year and (ii) the highest percentage at which Employer contributions are made on behalf of any key employee for such Plan Year. Such minimum contribution shall be made even if, under other provisions of the Plan, the Participant would not otherwise be entitled to receive an allocation or would receive a lesser allocation for the year because of the Participant's failure to complete a specified service requirement. If during any Plan Year for which this Section is applicable a defined benefit plan is included in the aggregation group and such defined benefit plan is a top-heavy plan for such Plan Year, the percentage set forth in clause (i) of the first sentence of this Section shall be 5%. The percentage referred to in clause
(ii) of the first sentence of this Section shall be obtained by dividing the aggregate of Employer contributions made pursuant to Article 4 and pursuant to any other defined contribution plan that is required to be included in the aggregation group (other than a defined contribution plan that enables a defined benefit plan that is required to be included in such group to be qualified under section 401(a) of the Code) during the Plan Year on behalf of such key employee by such key employee's compensation for the Plan Year.

          Notwithstanding the foregoing, effective for Plan Years beginning on or after May 1, 2002, employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to employer matching contributions under the Plan or, if the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

          Section 15.4. Special Rules for Applying Statutory Limitations on Benefits. The provisions of this Section shall apply only to limitation years commencing prior to January 1, 2000.

          (a) In any Plan Year for which the Plan is a top-heavy plan, clause
(ii)(A)(I) of Section 6.2 shall be applied by substituting "100%" for "125%" appearing therein, unless, for such Plan Year, (i) the percentage of account balances of Participants who are key employees does not excess 90% and (ii) employer contributions and forfeitures allocated to the accounts of Participants who are not key employees equals at least 4% of the Compensation of each such Participant.

          (b) In any Plan Year for which the Plan is a top-heavy plan, clause
(ii)(B)(I) of Section 6.2 shall be applied by substituting "100%" for "125%" appearing therein unless for any such Plan Year (i) the percentage of accrued benefits of Participants who are key employees does not exceed 90% and (ii) the minimum accrued benefit of each Participant under all defined benefit plans in the aggregate group is at least 3% of his average compensation (determined under Section 416(d) of the Code) multiplied by each Year of Service after 1983, not in excess of 10, for which such plans are top-heavy plans.

          Section 15.5. Minimum Vesting.

          (a) If the Plan is determined to be a top-heavy plan for a Plan Year, then with respect to each Participant who completes an Hour of Service during such Plan Year, such Participant's vested interest in his Matching Account and Profit Sharing Account, determined at any time that the Plan continues to be a top-heavy plan, shall be no less than as determined under the following table:

                                                          Percentage of Value of
                                                            Matching and Profit
Years of Service                                             Sharing Accounts
----------------                                          ----------------------
less than 3 Years of Service                                         0%
3 or more Years of Service                                         100%

          (b) If the Plan subsequently is determined to no longer be a top-heavy plan, then the above minimum vesting schedule shall not apply to any portion of a Participant's Matching Account and Profit Sharing Account which is accrued on or after the first day of the first Plan Year in which the Plan is no longer a top-heavy plan, provided that any Participant with three or more Years of Service as of the first date on which the Plan is no longer a top-heavy plan may elect to continue to be vested in accordance with the above minimum vesting schedule during the period that the Plan is not a top-heavy plan.

                                   ARTICLE 16

            AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN AND TERMINATION

          Section 16.1. Amendment. The Company may, at any time and from time to time, amend, suspend or modify the Plan by written instrument duly adopted by the Company, or, in the case of an amendment that does not have a material impact on benefits to Participants and costs to the Employers, by written instrument or resolution duly adopted by either the Committee or the Company's Vice President, Global Human Resources. Any such amendment, suspension or modification shall become effective as of the date the Company, the Committee, or the Company's Vice President, Global Human Resources, as the case may be, shall determine and may apply to Participants in the Plan at the time thereof as well as to future Participants.

          Section 16.2. Establishment of Separate Plan. If an Employer withdraws or is excluded from the Plan under Section 13.2, the Committee shall determine the portion of each investment fund held by the Trustee that is applicable to the Participants of such Employer and their Beneficiaries and direct the Trustee to segregate such portion in separate investment funds. Such separate investment funds shall thereafter be held and administered as a part of the separate plan of such Employer.

          The portion of each investment fund applicable to the Participants (and Beneficiaries) of a particular Employer shall be:

          (a) the total amount credited to all subaccounts invested in such investment fund that are applicable to the Participants (and Beneficiaries) of such Employer, increased or decreased, as the case may be, by

          (b) an amount that bears the same ratio to the difference, if any, between

               (i)  the total value of such investment fund, and

               (ii) the total amount credited to all subaccounts invested in such investment fund as the total amount credited to the subaccounts invested in such investment fund that are applicable to the Participants (and Beneficiaries) of such Employer bears to the total amount credited to such subaccounts of all Participants (and Beneficiaries).

          Section 16.3. Full Vesting upon Termination of Participation or Partial Termination of the Plan. In the event that any Employer terminates its participation in the Plan or in the event of the partial termination of the Plan (through a complete discontinuance of contributions or otherwise), the accounts of all Participants of such Employer, or of those Participants who are affected by the partial termination of the Plan, as the case may be, shall become fully vested and shall not thereafter be subject to forfeiture.

          Section 16.4. Distribution upon Termination of the Plan. Any Employer may at any time terminate its participation in the Plan by written instrument executed on behalf of the Employer and duly adopted. In the event of any such termination, the Committee shall determine the portion of each investment fund held by the Trustee that is applicable to the Participants of such Employer and their Beneficiaries and direct the Trustee to distribute such portion of each investment fund to Participants (and Beneficiaries) ratably in proportion to the balances of their respective subaccounts invested in such investment fund. The portion of each investment fund applicable to the Participants (and Beneficiaries) of such Employer shall be:

          (a) the total amount credited to all subaccounts invested in such investment fund that are applicable to the Participants (and Beneficiaries) of such Employer, increased or decreased, as the case may be, by

          (b) an amount that bears the same ratio to the difference, if any, between

          (i) the total value of such investment fund, and

          (ii) the total amount credited to all subaccounts invested in such investment fund as the total amount credited to the subaccounts invested in such investment fund that are applicable to the Participants (and Beneficiaries) of such Employer bears to the total amount credited to such subaccounts of all Participants (and Beneficiaries).

A complete discontinuance of contributions by an Employer shall be deemed a termination of such Employer's participation in the Plan for purposes of this Section.

          Section 16.5. Trust Fund to Be Applied Exclusively for Participants and Their Beneficiaries. Subject only to the provisions of Article 6 and Section 16.4, and any other provision of the Plan to the contrary notwithstanding, it shall be impossible for any part of the Trust Fund to be used for or diverted to any purpose not for the exclusive benefit of Participants and their beneficiaries or the payment of reasonable administrative expenses either by operation or termination of the Plan, power of amendment or other means.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 21st day of August, 2003.

                                              BEARINGPOINT, INC.


                                              By: /s/ Joanne D. Myles
                                                  ------------------------------
                                              Title: Managing Director,
                                                     Global Human Resources

ATTEST:


/s/ Lisa A. Harig
----------------------------------
Title: Associate Corporate Counsel